                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                           ON2.COM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                                  ON2.COM INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 17, 2000

                            ------------------------

    As a stockholder of ON2.COM INC., a Colorado corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at The Tribecca Film Center, 375 Greenwich Street, New York, NY 10013, at 10:00 a.m., local time, on May 17, 2000, for the following purposes:

    1. To elect a Board of six (6) directors of the Company to serve until the next annual meeting or until their successors are duly elected and qualified;

    2. To approve the 1999 Amended and Restated Incentive and Nonqualified Stock Option Plan applicable to key employees, directors and other providers of goods and services;

    3. To approve an Agreement and Plan of Merger dated as of April 1, 2000 pursuant to which the Company's state of incorporation would change from Colorado to Delaware, by means of the Company's merging with and into a new Delaware corporation, also to be named On2.com Inc., so that the stockholders of the Company would become shareholders of On2.com Inc., a Delaware corporation;

    4. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000; and

    5. To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

    Only stockholders of record at the close of business on April 13, 2000 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed. Although not entitled to vote on the Agreement and Plan of Merger, holders of the Company's Preferred Stock are or may be entitled to assert dissenters' rights under Colorado Business Corporation Act Article 113.

    We hope you can attend the annual meeting in person. Even if you plan to attend, however, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

    Your attention is directed to the attached Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          Douglas A. McIntyre
                                          Chief Executive Officer


New York, New York
April 21, 2000

                                  ON2.COM INC.
                              375 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                  212/941-2400

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2000

                            ------------------------

    The Annual Meeting of Stockholders (the "Annual Meeting") of On2.com Inc., a Colorado corporation (the "Company"), will be held on May 17, 2000, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof.

    The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

    Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting, if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF EACH OF THE NAMED NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposals herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Annual Meeting.

    This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about April 21, 2000.

                               VOTING SECURITIES

    Only holders of record of the Company's Common Stock, no par value per share ("Common Stock"), at the close of business on April 13, 2000 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 24,780,162 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative, so that holders of a majority of the outstanding shares represented at the Annual Meeting can elect all of the directors.

    Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. With respect to the election of directors, the six
(6) nominees receiving the greatest number of votes cast for the election of directors will be elected. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to act on Proposals 2 and 3. Action on all other matters to come before the meeting, including Proposal 5, shall be approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required under Colorado law or the Company's Articles of Incorporation. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. In the case of Proposals 2 and 3, an abstention from voting on a matter has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Colorado law, broker non-votes on a matter will have no effect on the outcome of the vote, except in the case of Proposals 2 and 3.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of April 13, 2000, are as follows:

                                                                 AMOUNT AND NATURE OF BENEFICIAL
                                                                 OWNERSHIP (NUMBER OF SHARES)(1)
                                                              -------------------------------------
                                                                                           PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          TITLE OF CLASS     TOTAL     OF CLASS
------------------------------------                          --------------   ---------   --------
Daniel B. Miller............................................     Common        1,708,856     6.90%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Stanley Marder(2)...........................................     Common        2,587,963    10.44%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Travelers Insurance(3)......................................     Common        7,827,321    28.05%
  399 Park Avenue
  New York, NY 10022

Edelson Technology Partners III, L.P.(4)....................     Common        3,033,049    11.91%
  300 Tice Boulevard
  Woodcliff Lake, NJ 07675

--------------------------

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Of such shares, 862,654 shares are owned of record by Goldman Sachs International ("GSI"). The Company is relying on certain representations by Mr. Marder that he retains beneficial ownership of such shares despite the transfer to GSI. Mr. Marder served as chairman and a director of The Duck Corporation until June 9, 1999.

(3) Includes 1,600,000 common shares, 400,000 shares of preferred stock convertible into common shares and currently exercisable warrants to purchase 445,762 common shares, owned by The Travelers Insurance Company, and 3,104,717 common shares and currently exercisable warrants to purchase 2,276,842 common shares, owned by The Travelers Indemnity Company.

(4) Includes currently exercisable warrants to purchase 683,051 common shares.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS


    The following information with respect to beneficial ownership, as of February 29, 2000, of shares of Common Stock is furnished with respect to
(i) each director and nominee for director of the Company, (ii) each executive officer named in the Summary Compensation Table appearing on page 8 of this Proxy Statement, and (iii) all directors and executive officers as a group, together with their respective percentages:


                                                               AMOUNT AND NATURE OF BENEFICIAL
                                                               OWNERSHIP (NUMBER OF SHARES)(1)
                                                              ---------------------------------
NAME AND ADDRESS                                               TITLE OF                PERCENT
OF BENEFICIAL OWNER                                             CLASS        TOTAL     OF CLASS
-------------------                                           ----------   ---------   --------
Daniel B. Miller ...........................................    Common     1,708,856     7.04%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

David S. Silver ............................................    Common       793,405     3.27%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Jack Rivkin(2) .............................................      --              --       --
  Citigroup Investments Inc.
  399 Park Avenue
  New York, NY 10022

Ajmal Khan(3) ..............................................    Common       262,500     1.08%
  375 Greenwich Street
  New York, NY 10013

Stephen Klein ..............................................      --              --       --
  c/o iBalls
  487 Greenwich Street--5th Fl.
  New York, NY 10013

Strauss Zelnick(4) .........................................    Common         9,582     0.04%
  BMG Entertainment, Inc.
  1540 Broadway--39th Fl.
  New York, NY 10036

                                                               AMOUNT AND NATURE OF BENEFICIAL
                                                               OWNERSHIP (NUMBER OF SHARES)(1)
                                                              ---------------------------------
NAME AND ADDRESS                                               TITLE OF                PERCENT
OF BENEFICIAL OWNER                                             CLASS        TOTAL     OF CLASS
-------------------                                           ----------   ---------   --------
Barry Shereck(4) ...........................................    Common        96,342     0.40%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Alan Rojer(4) ..............................................    Common       118,577     0.49%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Timothy Murphy(5) ..........................................    Common       231,235     0.94%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

All current directors and executive officers as a group (9      Common     3,220,497    13.02%
  persons)..................................................

------------------------

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Mr. Rivkin is a Director of On2.com Inc. and Executive Vice President of Citigroup Investments, Inc. an affiliate of Travelers Insurance Company.

(3) Includes the right to purchase 200,000 shares of the Company's Common Stock from Verus Investments Holdings, Inc.

(4) Represents shares that may be purchased within 60 days of February 29, 2000, pursuant to outstanding vested stock options.

(5) Represents 2,668 common shares owned and shares that may be purchased within 60 days of February 29, 2000, pursuant to outstanding vested stock options.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The persons named below have been nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting. All of the nominees are currently directors and were elected at the last Annual Meeting of Stockholders. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.

    The following table sets forth the names, ages, offices and business experience, of the nominees and other information with respect to them:

    NAME--AGE--OFFICE--BUSINESS EXPERIENCE--OTHER INFORMATION

    Daniel B. Miller (40)


       Co-founded The Duck Corporation in 1992 and has served as a director since that time. He has served as President since 1994. He was appointed CEO in June of 1999. He has an extensive background beginning with practical applications of computer technology that led to his entrepreneurial activities. As a recording engineer, he designed computer-controlled musical equipment. He co-founded Computer Crossware Labs, which developed language products for the Atari ST and Amiga computers, and developed hardware and software for use in computer music production. As an independent software consultant, Mr. Miller worked on various audio, video, and multimedia projects. In 1991 he commenced work on video compression algorithms. Mr. Miller is the primary architect of the Company's video compression technology. As President and CEO, he has been responsible for corporate policy, strategy, general management and organization and as Chief Technology Officer, he oversees ongoing research and development of video compression technology.


    David S. Silver (38)

       Serves as Chief Operating officer and director. Mr. Silver has served as a director of the Company since June of 1999. When he joined the company in 1993, Mr. Silver had a varied background in software development and media production. As an independent developer, he produced MIDI music software applications published by Dr. T's Music Software, Opcode Systems and Aesthetic Engineering. Earlier in his career, he was a Research Associate at the Columbia University Biology Department Computer Graphics facility, and as a consultant to AT&T he was involved in the early development of interactive laserdisc projects. Mr. Silver holds a Bachelor of Fine Arts degree in Film and Television from the Tisch School of the Arts at New York University, and a Master of Science degree in Computer Science from the Courant Institute of Mathematical Sciences, also at NYU.

    Jack L. Rivkin (59)

       Has served as a director since May of 1997. Mr. Rivkin is Executive Vice President of Citigroup Investments, Inc., a subsidiary of Citigroup. He was Vice Chairman and Director of Global Research at Smith Barney from March 1993 to October 1995. From 1987 to 1992, Mr. Rivkin was Director of the Equities Division and Director of Research of Lehman Brothers. From 1984 to 1987, Mr. Rivkin was President of Paine Webber Capital, Inc., the merchant banking arm of Paine Webber Group, and Chairman of Mitchell Hutchins Asset Management. He has held various senior management positions in the securities and investment management industries since 1973. He is a director of a number of private venture companies in which affiliates of Citigroup Investments, Inc. have an investment.
       Mr. Rivkin graduated with distinction from the Harvard University Graduate School of Business Administration in 1968 with an MBA and the Colorado School of Mines in 1962 with a degree in Metallurgical Engineering. He is an adjunct professor at the Columbia University Graduate School of Business. Mr. Rivkin also is a director of Celltech Group PLC and of PRT Group Inc.

    Ajmal Khan (38)

       Has served as a director since June of 1999. Mr. Khan is President and CEO of Verus International Group Ltd. and founded Verus Capital Corporation, a diversified investment group in 1989 and has served as its President and Chief Executive Officer since its inception. Mr. Khan serves on the board of directors of private and publicly quoted companies including eMagine Corporation, Wattage Monitor Inc., PredictIt Inc. and iParty Corp.

    Stephen D. Klein (40)

       Has served as director since December of 1999. From 1997 to the present, Mr. Klein has been Chairman of iBalls (now a Division of Avenue A), an Internet Media data marketing company he founded. From 1991 to 1999 Mr. Klein held various positions in the advertising industry; at Grey Advertising, New York; at Scali McCabe Sloves (which is now mergerd into an agency called Lowe & Partners); and as Managing Partner/ Director of Media and Interactive Services at Kirshenbaum, Bond & Partners, founding the agency's media department as well as its interactive services.
       Mr. Klein is a founding partner and serves as a Managing Director of Dawntreader LP, a venture capital fund dedicated to early-stage Internet companies. As a member of Dawntreader and as an angel investor and company incubator, Mr. Klein has venture investments in more than twenty-five Internet businesses. Mr. Klein serves as chairman of the board of Wattage Monitor (WMON), and sits on the board of Flashbase Inc.

    Strauss Zelnick (42)

       Has served as director since January of 2000. From 1994 to present, Mr. Zelnick has been an executive with BMG. In July 1998 he was appointed President and Chief Executive Officer of BMG Entertainment. From December 1994 to July 1998 Mr. Zelnick was President and Chief Executive Officer of BMG's North American business unit. From 1993 to 1994 he was President and Chief Executive Officer of Crystal Dynamics, a producer and distributor of interactive entertainment software. From 1989 to 1993
       Mr. Zelnick was President and Chief Operating Officer of 20th Century Fox. From 1986 to 1989 he served in senior executive roles at Vestron Inc. becoming President and Chief Operating Officer in 1988. From 1983 to 1986 Mr. Zelnick served as Vice President, International Television for Columbia Pictures. Mr. Zelnick is an associate member of the National Academy of Recording Arts and Sciences and serves on the Board of Directors of the Recording Industry Association of America. He holds an MBA and a JD from Harvard University and a BA from Wesleyan University. Mr. Zelnick also serves as a director of Insignia Financial Group, Inc.

No family relationship exists between any of the nominees for election as directors of the Company.


                AGREEMENT WITH RESPECT TO AN ADDITIONAL DIRECTOR



    On April 11, 2000, the Company appointed Douglas A. McIntyre as its President and Chief Executive Officer. The Company's agreement with
Mr. McIntyre includes a provision for the appointment of

Mr. McIntyre to the Company's Board of Directors. The Board of Directors anticipates action to appoint Mr. McIntyre to the Board of Directors following the Annual Meeting.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 31, 1999, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with during the most recent fiscal year, with the exceptions that Messrs. Khan, Klein and Rivkin filed Form 5's, within 45 days following the end of the Company's fiscal year, in the place of Form 3's, with regard to their ownership as of the dates on which they became directors of the Company, and that Mr. Marder filed a Form 3 more than 10 days following the date that he became the beneficial owner of greater than 10% of the Company's Common Stock.

                       BOARD OF DIRECTORS AND COMMITTEES

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held five meetings during fiscal 1999. All directors attended 75% or more of the meetings, including regularly scheduled and special meetings and the meetings of all committees of the Board of Directors on which they served, that were held in fiscal 1999 during the periods in which they were directors or served on such committees.

COMMITTES OF THE BOARD OF DIRECTORS

    The Company has a standing audit committee and a standing compensation committee. The Company does not have a standing nominating committee.

    AUDIT COMMITTEE. The Board of Directors has established an audit committee consisting of Jack Rivkin and Ajmal Khan. The audit committee makes recommendations to the Board of Directors concerning the engagement of independent public accountants and the scope and results of the audit engagement, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The audit committee met once during 1999.

    COMPENSATION COMMITTEE. The Board of Directors has established a compensation committee consisting of Jack Rivkin and Ajmal Khan. The compensation committee determines and establishes compensation levels on an annual basis for the Company's executive officers and administers the Company's Stock Option Plan. The compensation committee met four times in 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Effective June 9, 1999, the Company entered into a Separation and Release Agreement with Mr. Stanley Marder, a shareholder and former chairman and director of the Duck Corporation. In connection with the agreement, among other things, the Company repurchased 302,374 shares of the Company's Common Stock from Mr. Marder at a price of $1.12 per share through the issuance of a note payable to Mr. Marder.

    At December 31, 1999, the Company had a note receivable from Mr. Marder of $294,624. Under the terms of the Separation and Release Agreement, on January 15, 2000 the Company offset the remaining balance of the note payable to Mr. Marder against the notes and advances receivable from him.

    Additionally, the Company agreed to pay Mr. Marder $10,000 per month for a period of eight months for consulting services related to marketing and business development. During fiscal 1999 the Company paid Mr. Marder $66,667 for consulting services.

    Ajmal Khan, one of the Company's directors, owns all of the securities of Verus Capital Corporation ("Verus"), a diversified investment group. On
June 15, 1999, the Company entered into a two-year consulting contract with Verus whereby the Company pays to Verus $12,500 per month in exchange for management and consulting services. During fiscal 1999, the Company paid Verus $75,000 in consulting fees and reimbursed Verus $8,864 for expenses incurred on behalf of the Company.

    Pursuant to the acquisition of the assets of MetaVisual, the Company issued to the selling shareholders of MetaVisual, who became shareholders of the Company, notes payable in the amount of $350,000 due September 27, 2000 and bearing interest at a rate of 8% per annum.

    The Company has committed to purchase certain Internet advertising services from February 2000 through May 2000 from iBalls LLC ("iBalls"), an interactive media buying and marketing services company of which Stephen Klein, a director, is chairman. During this period, the Company expects to purchase approximately $400,000 in advertising space on third-party Internet publishers through iballs, utilizing iBalls to execute, track and optimize these advertising purchases. Management believes that the costs incurred for the advertising and for iBall's services are at fair market value for such services.


    On April 11, 2000, the Company appointed Douglas A. McIntyre as its President and Chief Executive Officer. Mr. McIntyre agreed to assume these positions from the Company's founder, Dan Miller, who is to continue with the Company as Chief Technology Officer and as a member of the Company's Board of Directors. The principal terms of Mr. McIntyre's compensation are a four-year term of employment, an annual base salary of $375,000, an annual bonus targeted at $250,000 and options for 1,200,000 shares of Company Common Stock with an exercise price equal to the closing price on April 11, 2000, or $12.1875 per share.


                             EXECUTIVE COMPENSATION

    The table below sets forth, for the fiscal year ended December 31, 1999, the three-month transition period ended December 31, 1998, and the fiscal year ended September 30, 1998, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of those persons who, at December 31, 1999, were the Company's Chief Executive Officer and the next four highest compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                               LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION       ALL OTHER
                                          ------------------------------   ------------------   COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR(1)     SALARY    BONUS($)   OPTIONS/SARS(#)(2)      ($)(3)
---------------------------               --------   --------   --------   ------------------   ------------
Daniel Miller..........................    1999      $150,000   $75,000              --            $1,125
  President, Chief Executive Officer,
    Chief                                 1998-T       41,296        --              --               310
  Technology Officer and Director(6)       1998       221,478        --              --             1,661

David Silver...........................    1999      $127,500   $15,000              --            $1,275
  Chief Operating Officer and Director    1998-T       32,571        --              --               330
                                           1998       167,855        --              --             1,679

Barry Shereck(4).......................    1999      $175,547   $15,000          66,700            $  439
  Chief Financial Officer                 1998-T       43,887        --              --               110
                                           1998       160,645        --         111,167               365

Alan Rojer(5)..........................    1999      $175,851        --          88,933            $1,000
  Director of Research and Development    1998-T       43,963        --              --                --
                                           1998       175,355        --         133,400             1,315

Timothy Murphy.........................    1999      $125,000        --              --            $1,250
  Director of Research                    1998-T       32,464        --              --               325
                                           1998       127,452        --              --            $1,275


------------------------

1) After the recent merger with The Duck Corporation ("Duck") on June 15, 1999, the historical records of Duck became the historical records of the Company. The fiscal year end of Duck was September 30. The Company's fiscal year end remained December 31. Under SEC reporting rules, this constitutes a change in fiscal year as of the merger date and results in the requirement for a "transition report" for the historical three-month period ended
    December 31, 1998 to reconcile Duck's historical financial results to the Company's December 31 year end. The results reported in the "Summary Compensation Table" for the period designated "1998-T" are for the three months transition period ended December 31, 1998.

2) Options to acquire shares of common stock. The Company does not have any outstanding stock appreciation rights.

3)  Represents Company matching contributions under defined contribution plan.

4)  Mr. Shereck was employed by The Duck Corporation effective November 1, 1997.

5)  Mr. Rojer was employed by The Duck Corporation effective July 1, 1997.


6) On April 13, 2000, Mr. Miller was succeeded by Douglas McIntyre as President and Chief Executive Officer of the Company. Mr. Miller continues to serve as Chief Technology Officer and as a Director of the Company. See "Certain Relationships and Related Transactions" above.


    The Company did not pay to its Chief Executive Officer or any named executive officer any compensation intended to serve as incentive for performance to occur over a period longer than one year pursuant to a long-term incentive plan in the fiscal years ended September 30, 1998, December 31, 1999 or the three month transition period ended December 31, 1998. The Company does not have any defined benefit or actuarial plan with respect to its Chief Executive Officer or any named executive officer under which benefits are determined primarily by final compensation and years of service.

    The following table sets forth additional information concerning individual grants of stock options and/or stock appreciation rights during the last completed fiscal year to any of the Named Executive Officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)


                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF STOCK
                                                                                          PRICE APPRECIATION FOR 10-YEAR
                                   INDIVIDUAL GRANTS                                          OPTION TERM(1)(2)(3)(4)
---------------------------------------------------------------------------------------   -------------------------------
                                            PERCENT OF
                            NUMBER OF         TOTAL
                           SECURITIES      OPTIONS/SARS
                           UNDERLYING       GRANTED TO    EXERCISE OR
                          OPTIONS/SARS     EMPLOYEES IN   BASE PRICE
NAME                     GRANTED (#)(1)        1999         ($/SH)      EXPIRATION DATE       5%($)            10%($)
----                     ---------------   ------------   -----------   ---------------   --------------   --------------
Daniel Miller..........          --              --            --                 --              --               --
David Silver...........          --              --            --                 --              --               --
Barry Shereck..........      66,700             3.6%         1.12           3/1/2009          46,981          119,059
Alan Rojer.............      88,933             4.8%         1.12           3/1/2009          62,641          158,745
Timothy Murphy.........          --              --            --                 --              --               --


------------------------

(1) The estimated fair market value of the common stock on March 1, 1999 (grant date) was $1.12, as determined by the Board of Directors.

(2) The potential realizable value is calculated assuming the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. All options listed have a term of 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price will appreciate over the 10-year option term at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(3) Based on the market value of the Company's common stock at December 31, 1999 of $29.00, the potential realizable value for Mr. Shereck would be $2,942,804 and $4,567,616 assuming 5% and 10% appreciation, respectively, over the remaining term of the options. The potential realizable value for Mr. Rojer would be $3,923,724 and $6,090,132 assuming 5% and 10% appreciation, respectively, over the remaining term of the options. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(4) These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code of 1986 and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting.

    The table below sets forth information with respect to option exercises during fiscal 1999 and the number and value of options held at December 31, 1999 by each of the Named Executive Officers.

                  AGGREGATED EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END UNEXERCISED OPTION VALUES


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT 12/31/99              IN-THE-MONEY
                                                                # OF SHARES             OPTIONS AT 12/31/99(1)$
                           SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                         ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ---------------   --------   -----------   -------------   -----------   -------------
Daniel Miller............           --            --           --             --              --             --
David Silver.............           --            --           --             --              --             --
Barry Shereck............           --            --       74,109        103,758       1,982,416      2,850,898
Alan Rojer...............           --            --       88,933        133,400       2,378,958      3,668,443
Timothy Murphy...........           --            --      228,567         35,565       6,427,304      1,000,088


------------------------

(1) Based on a value of $29 per share, the closing price of the Company's common shares on the American Stock Exchange on December 31, 1999, minus the share exercise price, multiplied by the number of shares issued upon exercise of the options.

                                   PROPOSAL 2

                     APPROVAL OF 1999 AMENDED AND RESTATED
                  INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

INTRODUCTION

    On February 1, 2000, the Board of Directors, by unanimous consent in lieu of a meeting, approved the 1999 Amended and Restated Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan"). The purpose of the Stock Option Plan is to encourage and enable key employees (which term includes officers) and directors of, as well as consultants, advisors and other persons providing goods or services to, the Company or or any current or future parent or subsidiary of the Company to acquire a proprietary interest in the Company, and to provide members of the Company's executive management team and Board of Directors with an additional incentive to promote the success of the Company. The Stock Option Plan became effective on June 15, 1999, upon the adoption by the Board of Directors subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company.

DESCRIPTION OF THE PLAN

    Under the Stock Option Plan, the persons identified in the preceding paragraph are eligible to receive (a) Common Stock of the Company that is subject to such restrictions upon the sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposal thereof as may be established by the Board of Directors ("Restricted Stock") and/or (b) options to acquire Common Stock of the Company. In each case, the award of options or Restricted Stock, and all terms thereof, shall be determined by the Board of Directors. Subject to adjustment upon changes in the capitalization of the Company, the aggregate number of shares to be delivered under the Stock Option Plan may not exceed 5,500,000 shares. If an option expires or terminates for any reason during the term of the Stock Option Plan prior to the exercise thereof in full, the shares subject to but not delivered under such option shall be available for options or awards thereafter granted. Options granted under the Stock Option Plan may not be transferred, except (i) with the prior written consent of the Company,
(ii) by will or the laws of descent and distribution, (iii) pursuant to a domestic relations order, as defined in the Internal Revenue Code, or
(iv) pursuant to Title I of the Employee Retirement Income Securities Act or the Rules thereunder. Special provisions may apply to options granted to residents of California.

ADMINISTRATION OF THE STOCK OPTION PLAN

    The Stock Option Plan will be administered by the Board of Directors. Under the Stock Option Plan, the Board of Directors may delegate any or all of its functions to a committee of the Board of Directors consisting of at least two members.

INCENTIVE STOCK OPTIONS

    An option designated by the Board of Directors as an "incentive stock option" is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code. An incentive stock option may be granted only to an employee of the Company or of any present or future parent (if any) or subsidiary of the Company. The value of incentive stock options that may be awarded to any individual is limited under the Stock Option Plan, and optionees are not permitted to dispose of shares acquired pursuant to the exercise of an incentive stock option without prior notice to the Board of Directors until after the later of (i) the second anniversary of the date on which the incentive stock option was granted or (ii) the first anniversary of the date on which the shares were acquired; provided, however, that a transfer to a trustee, receiver or other fiduciary in any insolvency proceeding is not deemed to be such a disposition.

RESTRICTED STOCK AWARDS

    Under the Stock Option Plan, the Board of Directors also may make grants of Restricted Stock to eligible employees. The Board of Directors shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions on disposition shall lapse, and the Board of Directors may, at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all restrictions. Restricted Stock may be awarded by the Board of Directors, in its discretion, with or without cash consideration.

TERM OF OPTION PERIOD

    The term during which options or Restricted Stock awards may be granted under the Stock Option Plan expires on June 14, 2009, and, except as otherwise determined by the Board of Directors, the option period during which each option may be exercised shall be ten years from the date of grant.

OPTION PRICE

    The price at which shares may be purchased upon exercise of a particular option will be as fixed by the Board of Directors, but in no event will that price be less than the minimum required in order to comply with any applicable law, rule or regulation, nor, in the case of incentive stock options, less than one-hundred percent (or, in the case of incentive stock options granted to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the Company at the time such option is granted, less than one-hundred and ten percent) of the fair market value (as defined in the Stock Option Agreement) of such shares on the date such option is granted. As used in the Stock Option Agreement, the term "fair market value" is defined by reference to the closing price of the Common Stock on the relevant day, if the Common Stock is then traded on a national securities exchange, or the closing bid price of the Common Stock on such day, if the stock is traded on the NASDAQ National Market System or Small-Cap Market System or, if not so traded, the average of the closing bid and asked prices on such day.

CASHLESS EXERCISE

    Under the terms of the Stock Option Plan, (i) an optionee who owns shares of Company Common Stock may elect to use such shares, with the value thereof to be determined as the "fair market value" of such shares on the day prior to the date of exercise of the option, to pay all or part of the option price required under the Stock Option Plan, and (ii) alternatively, an optionee may exercise a vested option, in whole or in part, in a cashless exercise, by surrendering, in addition to the options representing the shares being purchased, unexercised options with a net "fair market value" equal to the price of the shares being purchased.

ACCELERATION OF VESTING

    An option granted under the Stock Option Plan shall automatically be vested and immediately exercisable in full, and any restrictions on Restricted Stock awards shall terminate, upon the occurrence of any of the following events:
(i) any person, within the meaning of Sections 13(d) and 14(d) of the Exchange Act, other than the Company, becoming the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 30% or more of the combined voting power of the Company's then outstanding voting securities, unless such ownership has been approved by the Board of Directors immediately prior to such acquisition, (ii) the purchase of Company Common Stock pursuant to a tender offer or exchange offer, unless such offer is made by the Company or approved or not opposed by the Board of Directors, (iii) approval by the stockholders of
(A) an agreement to merge or consolidate with or into another corporation in a transaction in which the Company is not the survivor or (B) an agreement to sell or otherwise dispose of all or substantially all of the Company's assets, unless the option is to be (X) assumed by the successor corporation or parent thereof or replaced with a comparable option for the purchase of shares of the capital stock of the successor corporation or (Y) replaced with a cash incentive program of the successor corporation that preserves the value of the option and provides for subsequent payout in accordance with the vesting schedule applicable to the option, or
(iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof (unless the election or the nomination of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period). Any options assumed or replaced in accordance with the foregoing are subject to acceleration in the event that the holder's employment or services are terminated within two years following the event triggering such assumption or replacement, unless such employment or services are terminated by the successor corporation for cause (as defined in the Stock Option Agreement) or by the holder voluntarily without good reason (as defined in the Stock Option Agreement). In addition to acceleration of vesting and termination of restrictions upon the occurrence of these events, the Board of Directors may at any time or from time to time cause the acceleration of the vesting of any individual option or permit any stock option not theretofore exercisable to become immediately exercisable.

AMENDMENT OF THE STOCK OPTION PLAN BY THE BOARD OF DIRECTORS

    The Board of Directors at any time may terminate the Stock Option Plan or make such modifications or amendments of the Stock Option Plan as it deems advisable without a vote of security holders, with the exceptions that the Board of Directors may not (i) modify or amend the Stock Option Plan in a way that would disqualify any incentive stock option issued pursuant to the Stock Option Plan under Section 422 of the Code or (ii) increase the maximum number of shares as to which options may be granted under the Stock Option Plan.

REGISTRATION OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS

    On March 2, 2000, the Company filed a registration statement on Form S-8 that registers the shares of Common Stock that may be issued from time to time as Restricted Stock or upon the exercise of options issued pursuant to the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

    In general, an employee, director or consultant who receives shares of Restricted Stock will include in gross income as compensation income an amount equal to the fair market value of the shares of Restricted Stock at the time the restrictions lapse or are removed. This amount will be included in income in the tax year in which the restrictions lapse, unless a timely election under
Section 83(b) of the Code is made to have the fair market value of the Restricted Stock included in income at the time of the grant of the Restricted Stock. The compensation income recognized by an employee is subject to income tax withholding by the Company which the employee may pay in cash, by delivery of shares or by having the Company retain shares equal to the withholding taxes.

    Generally, an employee, director or consultant will not incur federal income tax when granted a nonqualified stock option. Upon exercise of a nonqualified stock option, an optionee generally will recognize compensation income equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. Generally, such amounts will be included in the optionee's gross income in the taxable year in which exercise occurs. The compensation income recognized by an employee is subject to income tax withholding by the Company.

    Generally, an employee will not incur federal income tax when granted an incentive stock option. Upon exercise of an incentive stock option, an optionee generally will not recognize income subject to tax, unless the optionee is subject to the alternative minimum tax. If the optioneet holds the Common Stock acquired upon the exercise of an incentive stock option until the later of two years after the option was awarded to the optionee or one year after the Common Stock was issued to the optionee, then any profit or loss realized on the later sale or exchange of the Common Stock will be capital gain or loss in an amount equal to the difference between the option price and the amount received in the sale or exchange.

    If the Stock Option Agreement so provides, an optionee may pay the purchase price on the exercise of a nonqualified stock option or an incentive stock option by delivery of cash or shares of Common Stock. Usually when an optionee delivers shares of Common Stock in satisfaction of the purchase price, no taxable gain is recognized on any appreciation in the value of the previously held Common Stock.

    Assuming that an employee's compensation is otherwise reasonable and that the statutory limitations on compensation deductions by publicly-held companies imposed under Section 162(m) of the Code do not apply, the Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of Restricted Stock or a nonqualified stock option recognizes ordinary compensation income in connection therewith, as described above. No deduction generally is allowed to the Company in connection with the exercise of an incentive stock option, unless the employee disposes of the Common Stock received upon exercise of such option in violation of the holding period requirements.

    This summary of Federal income tax consequences of Restricted Stock, nonqualified stock options and incentive stock options does not purport to be complete. There may also be state and local income taxes applicable to these transactions.

GRANTS UNDER 1997 AND 1998 PLANS OF THE DUCK CORPORATION

    Options granted under the Duck Corporation 1997 Amended and Restated Stock Option Plan or the Duck Corporation 1998 Stock Option Plan will continue to be governed by the terms of those plans, unless the grantees agree in writing that their grants will be governed by the terms of the Stock Option Plan.

RECOMMENDATION

    The Board of Directors recommends a vote FOR the proposed Stock Option Plan.

                                   PROPOSAL 3
                APPROVAL OF REINCORPORATION PROPOSAL, INCLUDING
                          AGREEMENT AND PLAN OF MERGER

DESCRIPTION OF THE PROPOSAL AND THE AGREEMENT

    The Board of Directors believes that the best interests of the Company and its Stockholders will be served by changing the Company's state of incorporation from Colorado to Delaware. As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting the Delaware General Corporation Law (the "DGCL"), and the increased ability of the Company to attract and retain qualified directors. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the proposed Certificate of Incorporation (the "Delaware Certificate of Incorporation") and Bylaws for On2.com Delaware Inc. are substantially similar to the Company's current Articles of Incorporation and Bylaws. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

    The reincorporation will be effected by merging the Company with and into On2.com Delaware Inc. On2.com Delaware Inc., a Delaware corporation, has recently been organized at the direction of the Company to facilitate the reincorporation. Upon completion of the reincorporation, the Company will cease to exist in accordance with the Colorado Business Corporation Act (the "CBCA") and On2.com Delaware Inc. will operate the business of the Company under the existing Company name, On2.com Inc. Pursuant to the Agreement and Plan of Merger between the Company and On2.com Delaware Inc. (the "Merger Agreement"), each outstanding share of Common Stock, each outstanding share of Series A Preferred Stock and each outstanding share of Series B Preferred Stock will be converted automatically into one share of On2.com Delaware Inc. Common Stock, par value $0.01 per share, one share of On2.com Delaware Inc. Series A Preferred Stock, par value $0.01 per share, and one share of On2.com Delaware Inc. Series B Preferred Stock, par value $0.01 per share, respectively.

    On2.com Delaware Inc. will assume and continue the outstanding stock options and all other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase shares of Common Stock will become an option or right to purchase the same number of shares of On2.com
Delaware Inc. Common Stock on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Date.

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate of Incorporation and the Bylaws of On2.com Delaware Inc., copies which are attached hereto as Annexes A, B, and C, respectively.

PRINCIPAL REASONS FOR THE REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Board of Directors believes that Stockholders will benefit from the responsiveness of the DGCL.

    For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.

Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    Both the CBCA and the DGCL permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company will continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, the DGCL provides greater protection to directors than the CBCA and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado case law.

    There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that a corporation may take and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that the stockholders will benefit from the well-established principles of corporate governance that the DGCL affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The Directors of the Company will become the Directors of On2.com Delaware Inc. On2.com Delaware Inc. will assume all of the Company's employee benefit plans. All stock options, warrants or other rights to acquire Common Stock will automatically be converted into an option or right to purchase the same number of shares of On2.com Delaware Inc. common stock at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by On2.com Delaware Inc. upon the terms and subject to the conditions currently in effect.

NO SURRENDER OF STOCK CERTIFICATES

    After the effective date of the reincorporation, certificates that represent shares of Company Common Stock will automatically represent the same number of shares of On2.com Delaware Inc. Common Stock, certificates that represent shares of Company Series A Preferred Stock will automatically represent the same number of shares of On2.com Delaware Inc. Series A Preferred Stock, and certificates that represent shares of Company Series B Preferred Stock will automatically represent the same number of shares of On2.com Delaware Series B Preferred Stock.

STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES

    All On2.com Delaware Inc. Common Stock and all On2.com Delaware Inc. Preferred Stock issued as a result of the reincorporation will be deemed issued as of the Effective Date. After the Effective Date, stockholders of the Company will be entitled to vote the number of shares of On2.com Delaware Inc.

Common Stock and On2.com Delaware Inc. Preferred Stock, respectively, into which their shares of Company Common Stock and Company Preferred Stock have been converted.

MARKET FOR COMMON STOCK


    The Company Common Stock is traded on the American Stock Exchange under the symbol "ONT." As of April 13, 2000, there were 152 record holders of Company Common Stock. Because On2.com Delaware Inc. is a newly formed corporation and there is currently no established trading market for its securities, no information can be provided as to historical market prices for On2.com
Delaware Inc. Common Stock. It is intended that, upon the Effective Time, such shares would, like Company Common Stock, be traded on the American Stock Exchange under the symbol "ONT".


    The following table sets forth, for the fiscal periods indicated, the highest and lowest sales prices of the Company Common Stock on The American Stock Exchange.

                                                                   RANGE OF
                                                                     SALES
                                                                    PRICES
                                                              -------------------
                                                                HIGH       LOW
                                                              --------   --------
Fiscal year ended December 31, 1999
  Second quarter............................................   13.125      7.516
  Third quarter.............................................   21.250      7.063
  Fourth quarter............................................   40.750     10.313

    On March 16, 2000, the high reported sale price of the Company Common Stock on the American Stock Exchange was $18.625 and the low reported sale price of the Company Common Stock on the American Stock Exchange was $17.6875.

ANTICIPATED DIVIDEND POLICY

    The reincorporation is not expected to affect dividend policy. The Company has never paid a cash dividend on its Common Stock and does not anticipate paying cash dividends on its Common Stock in the foreseeable future. The payment of cash dividends, if any, will be made only from assets legally available for that purpose, and will depend on the Company's financial condition, results of operations, current and anticipated capital requirements, restrictions under then existing debt instruments and other factors deemed relevant by the Board of Directors. Holders of On2.com Delaware Inc. Common Stock will be entitled to receive dividends when, as and if declared by the Board of Directors of On2.com Delaware Inc. out of funds legally available therefor.

RESALES OF ON2.COM DELAWARE INC. STOCK

    On2.com Delaware Common Stock to be issued to stockholders of the Company in connection with the reincorporation will be freely transferable by those stockholders not deemed to be "affiliates" of On2.com Delaware Inc. or the Company. Affiliates are generally defined as persons who control, are controlled by, or are under common control with On2.com Delaware Inc. or the Company.

    As is currently the case with respect to the Company and Company Common Stock, shares of On2.com Delaware Inc. Common Stock acquired by a person who is an affiliate of On2.com Delaware Inc. will be subject to the resale restrictions of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). Under Rule 144, each affiliate of On2.com Delaware Inc. who complies with the conditions of Rule 144 (including those that require the affiliate's sales to be aggregated with those of certain other persons) would be able to sell in the public market, without registration, a number of shares not to exceed, in any three-month period, the greater of (i) 1% of the outstanding shares of On2.com Delaware Inc. Common Stock or (ii) the average weekly trading volume in such shares during the preceding four calendar weeks. The ability of affiliates to resell shares of On2.com Delaware Inc. Common Stock received in the reincorporation under Rule 144 will be subject to On2.com Delaware Inc. having satisfied its Exchange Act reporting requirements for specified periods prior to the time of sale. Affiliates would be permitted to resell On2.com Delaware Inc. Common Stock received in the reincorporation pursuant to an effective registration statement under the Securities Act or an available exemption from the Securities Act registration requirements.

ANTICIPATED EFFECTIVE DATE

    If the holders of a majority of the outstanding shares of the Company approve the Merger Agreement, it will become effective upon satisfaction of certain conditions. When the Secretary of State of Colorado and the Secretary of State of Delaware each has issued a Certificate of Merger, the reincorporation will become effective (the "Effective Date"). Subject to receipt of any requisite administrative approvals and the satisfaction of all other conditions of the reincorporation, the parties believe the reincorporation will be effective on or before May 26, 2000.

ABANDONMENT OR AMENDMENT OF THE MERGER AGREEMENT

    Consummation of the reincorporation is subject to certain conditions as specified in the Merger Agreement, including obtaining the required approval of stockholders. The Merger Agreement may be abandoned by the affirmative vote of a majority of the Board of Directors of either the Company or On2.com
Delaware Inc., whether or not the stockholders of the Company or On2.com Delaware Inc. have cast their votes with regard thereto. The Merger Agreement may be amended by the mutual consent of the parties with the authorization or approval of the respective Boards of Directors of the Company and On2.com Delaware Inc.; however, the consideration to be received by holders of Company Common Stock cannot be changed after such stockholders have approved the Merger Agreement without further stockholder approval.

ACCOUNTING FOR THE TRANSACTION

    Upon consummation of the reincorporation, the historical financial statements of the Company will become the historical financial statements of On2.com Delaware Inc. Total stockholders' equity will be unchanged as a result of the reincorporation.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of Company Common Stock who receive On2.com Delaware Inc. Common Stock in exchange for their Company Common Stock and/or On2.com Delaware Inc. Preferred Stock in exchange for their Company Preferred Stock as a result of the proposed reincorporation. No state, local, or foreign tax consequences are addressed herein.

    This discussion does not address the federal income tax consequences of the reincorporation that may be relevant to particular Company stockholders, such as dealers in securities, or those Company stockholders who exercise dissenters' rights or who acquire their shares upon the exercise of stock options. In view of the varying nature of such tax considerations, each stockholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

    (a) No gain or loss should be recognized by the stockholders of the Company upon conversion of their Company Common Stock into On2.com Delaware Inc. Common Stock, or upon conversion of their

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
Company Preferred Stock into On2.com Delaware Inc. Preferred Stock, in each case pursuant to the reincorporation;

    (b) The aggregate tax basis of On2.com Delaware Inc. Common Stock and On2.com Delaware Inc. Preferred Stock received by each stockholder of the Company in the reincorporation should be equal to the aggregate tax basis of Company Common Stock and Company Preferred Stock, respectively, converted in exchange therefor;

    (c) The holding period of On2.com Delaware Inc. Common Stock and On2.com Delaware Inc. Preferred Stock received by each stockholder of the Company in the reincorporation should include the period during which the stockholder held his Company Common Stock and Company Preferred Stock, as applicable, converted therefor, provided such Company Common Stock or Company Preferred Stock, as applicable, is held by the stockholder as a capital asset on the date of reincorporation; and

    (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the reincorporation.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Code. The Company expects to receive an opinion from its legal counsel, McGuire, Woods, Battle & Boothe LLP, substantially to the effect that the reincorporation should qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by the Company and On2.com Delaware Inc. The Company believes the reincorporation will constitute a tax-free reorganization under
Section 368(a) of the Code.

DISSENTERS' RIGHTS

    Although not entitled to vote on the Reincorporation Proposal, any holder of shares of the Company's Series A Preferred Stock and any holder of shares of the Company's Series B Preferred Stock is entitled to dissent with respect to the Reincorporation Proposal and obtain payment of the fair value of such shares, in accordance with the provisions of Article 113 of the Colorado Business Corporation Act. A copy of Article 113 is attached hereto as ANNEX D, and the following discussion is qualified in its entirety by reference to ANNEX D. Under applicable Colorado law, a shareholder who has been given notice of dissenters' rights and who wishes to assert dissenters' rights must cause the Company to receive, before the vote on the Reincorporation Proposal is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated.

    If the Reincorporation Proposal is approved, the Company will be required to give written notice to all shareholders who are entitled to demand payment for their shares under Article 113. Any shareholder who is given such notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice (which terms shall include the date by which the Company must receive a payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice is given),
(a) cause the Company to receive a payment demand and (b) deposit the shareholders' certificates for certificated shares.

    Pursuant to applicable Colorado law, a record shareholder may assert dissenters' rights on behalf of a beneficial owner of shares owned by such record shareholder if the record shareholder dissents with respect to all shares beneficially owned by such beneficial shareholder and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of such beneficial shareholder. When a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. In addition, a beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholders' behalf only if (a) the beneficial shareholder causes the Company to receive the record shareholders' written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

    Pursuant to applicable Colorado law, the proposed reincorporation does not give rise to any appraisal or similar rights of dissenters with respect to shares of the Company's Common Stock.

ANTI-TAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

    Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the DGCL, from which On2.com Delaware Inc. will not opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Shareholder Approval of Certain Business Combinations." Certain measures permitted under the DGCL, which On2.com Delaware Inc. does not presently intend to implement, include the use of cumulative voting, establishing a staggered board of directors and delineating in the certificate of incorporation or bylaws when shareholders may call a special meeting. The CBCA provides for cumulative voting unless the company states in its articles of incorporation that it will opt out of using cumulative voting. The Company has chosen not to permit cumulative voting. The CBCA also permits the establishment of a staggered board of directors, but the Company has not done so and neither has On2.com Delaware Inc. The CBCA allows for a special meeting of shareholders to be called when authorized under the bylaws or when called by resolution of the board of directors. For a detailed discussion of certain of the changes that will be implemented as part of the Reincorporation Proposal, see "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation." For a more complete discussion of differences between the corporate laws of Colorado and Delaware, see "Significant Differences Between the CBCA and the DGCL."

    In addition, while both the CBCA and the DGCL permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no current intention following the reincorporation to amend the Delaware Certificate of Incorporation or Bylaws to include provisions which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to the Stockholders, the Board of Directors will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board of Directors' ability to negotiate with an unsolicited bidder.

SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION AND THE DELAWARE
  CERTIFICATE OF INCORPORATION

    The Board of Directors believes that the following summary of the significant differences between the Company's Articles of Incorporation and the Delaware Certificate of Incorporation is a fair one, but it should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Company's Articles of Incorporation and the Delaware Certificate of Incorporation:

    CHANGE IN PAR VALUE. The Articles of Incorporation currently authorize the Company to issue up to 50,000,000 shares of Common Stock, no par value per share, and 20,000,000 shares of Preferred Stock, no par value per share. The Delaware Certificate of Incorporation provides that On2.com Delaware Inc. will have 50,000,000 authorized shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share.

    PREFERRED STOCK. Like the Articles of Incorporation, the Delaware Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no current intention of doing so, the Board of Directors, without shareholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Common Stock under either Colorado or Delaware law. The Board of Directors could also utilize such shares for further financing, possible acquisitions and other uses. The powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock and the Series B Preferred Stock, respectively, are identical under the Articles of Incorporation and the Delaware Certificate of Incorporation.

    QUORUM. The Bylaws provide that a majority of the shares entitled to vote at any meeting shall constitute a quorum. The Bylaws of On2.com Delaware Inc. provide that a majority of the shares entitled to vote will constitute a quorum.

    SIZE OF THE BOARD OF DIRECTORS. The Bylaws provide for a Board of Directors consisting of at least three but not more than seven directors as set by the initial Board of Directors. The Delaware Certificate of Incorporation provides that the initial Board of Directors will establish the number of directors, which Board is named in the Certificate of Incorporation. The Bylaws of On2.com Delaware Inc. also provide for a Board of Directors consisting of at least three but not more than seven directors as set by the initial Board of Directors. Under the CBCA, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the Board of Directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter or repeal the Bylaws. Following the reincorporation, the Board of Directors could amend the Bylaws to change the size of the Board of Directors without further stockholder approval.

    POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS. Under the CBCA, a special meeting of stockholders may be called by the Board Of Directors, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Bylaws of the Company, or by resolution. Under the DGCL, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of On2.com Delaware Inc. authorize the President, the Board of Directors or the stockholders (by written request of the holders of not less than 10% of the shares entitled to vote) to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board of Directors could in the future amend the Bylaws of On2.com Delaware Inc. without stockholder approval.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under the CBCA, any vacancy on the Board of Directors other than one created by removal of a director elected by a voting group of stockholders may be filled by the Board of Directors or the stockholders. If the number of directors remaining is less than a quorum, a vacancy may be filled by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice. A vacancy created by removal of a director elected by a voting group of stockholders may be filled by the Board of Directors or by the affirmative vote of a majority of the remaining directors elected by such voting group of stockholders, unless the articles of incorporation provide otherwise. Subject to any contrary provision in the articles of incorporation, such vacancy may also be filled by the affirmative vote of stockholders belonging to such voting group. Under the Bylaws of the Company, any vacancy that shall occur on the Board of Directors may be filled by a vote of a majority of the remaining directors of the Company even though such remaining directors represent less than a quorum. Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The bylaws of On2.com Delaware Inc. provide that any vacancy may be filled by a majority of the directors then in office, though less than a quorum.

    LOANS TO DIRECTORS, OFFICERS AND EMPLOYEES. Under the CBCA, any loan or guaranty to or for the benefit of a director of the corporation as a "conflicting interest transaction" requires either: (i) approval of the majority of disinterested directors after disclosure of material facts, (ii) approval of the shareholders after disclosure of material facts, or (iii) that it be fair as to the corporation. Pursuant to the Bylaws of On2.com Delaware Inc. and in accordance with the DGCL, On2.com Delaware Inc. may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

    VOTING BY BALLOT. The Bylaws of the Company provide that the election of directors at a stockholders' meeting may be, but is not limited to, vote by hand, voice or ballot. The Delaware Certificate of Incorporation and the Bylaws of On2.com Delaware Inc. provide for the same right to vote by these methods.

    LIMITATIONS ON PERSONAL LIABILITY OF DIRECTORS. The Delaware Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

    COMPROMISE OR ARRANGEMENT. The Delaware Certificate of Incorporation includes provision for compromise or arrangement between the corporation and its creditors and/or shareholders, subject to the requisite vote and sanctioning by a court of equitable jurisdiction within the State of Delaware, upon application under Section 291 of Title 8 of the Delaware Code.

COMPLIANCE WITH THE DGCL AND THE CBCA

    Following the Annual Meeting, if the stockholders approve the Reincorporation Proposal, the Company will submit the Articles of Merger to the office of the Secretary of State of the State of Colorado and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing. No federal or state regulatory requirements must be complied with, nor approvals obtained, in connection with this transaction.

SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND DGCL

    The CBCA and the DGCL differ in many respects. Although this Proxy Statement does not set forth all of the differences, certain differences, which may materially affect the rights of the stockholders, are as follows:

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under
Section 203 of the DGCL certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing. For purposes of
Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, or any sale, lease, exchange, mortgage, pledge, transfer or other disposition (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transactions including transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the Board of Directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

    Section 203 only applies to corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on NASDAQ or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, On2.com Delaware Inc. will not so elect. Section 203 will encourage any potential acquirer to negotiate with the Board of Directors.
Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for On2.com Delaware Inc. in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to On2.com

Delaware Inc. will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for On2.com Delaware Inc.'s securities over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. See "Stockholder Voting" below.

    REMOVAL OF DIRECTORS. Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Under the DGCL, a director of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified Board of Directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate of Incorporation and Bylaws of On2.com Delaware Inc. do not provide for a classified Board of Directors or for cumulative voting.

    STAGGERED BOARD OF DIRECTORS. A staggered or classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the Board of Directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. The CBCA permits a corporation to provide for a staggered Board of Directors by allowing for either all, or one-half or one-third of the board to be elected annually. Although the Company qualifies to adopt a classified Board of Directors, the Board of Directors has no current intention of doing so. The DGCL permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Bylaws of On2.com Delaware Inc. allow for a classified Board of Directors by a shareholder amendment to the Bylaws, but On2.com Delaware Inc. does not intend to propose establishment of a classified Board of Directors. The establishment of a classified Board of Directors following the Reincorporation would require the approval of the stockholders of On2.com Delaware Inc.

    INDEMNIFICATION AND LIMITATION OF LIABILITY. Both the CBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are, nonetheless, certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Delaware Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

    The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and
(ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

    Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonably so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

    Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors.

    Under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Under the CBCA, though, this mandatory indemnification may be limited by the articles of incorporation. The Articles of Incorporation contain no such limitation. Also, under the DGCL, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation. Under the CBCA, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

    Under the DGCL, the corporation may advance the expenses incurred by a director in connection with proceedings prior to a final adjudication if the director executes an undertaking to repay such amounts if it is ultimately determined that the director is not entitled to indemnification. The Board of Directors may set other terms and conditions for the advance of expenses on behalf of employees and agents. On2.com Delaware Inc. has no present intention to limit such advances. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

    Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote of a majority of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors. Under the CBCA, the determination is made by stockholders only if the board directs, or cannot approve because of a lack of non-party directors. There is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

    The DGCL and CBCA each authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

    Under the CBCA, a corporation can indemnify officers, employees, fi duciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, Board of Directors or stockholder resolutions, or by contract, though the Company does not provide for such greater indemnification. The CBCA does not provide for extended indemnification of directors. By contrast, under the DGCL, a director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded under the bylaws, by agreement, by common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

    REDUCTION OF CAPITAL. The DGCL provides that a corporation may reduce its capital in a variety of specified methods including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock some or all of the capital represented by the shares being purchased or redeemed, or any capital that has not been allocated to any particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock some or all of the capital represented by the shares being converted or exchanged, or some or all of any capital that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus
(i) some or all of the capital not represented by any particular class of its capital stock, (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares, or (iii) some of the capital represented by the issued shares of its capital stock without par value.

    The foregoing may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA. The effect of this difference is not material to the rights of the stockholders.

    DIVIDENDS AND REPURCHASES OF SHARES. The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL.

    Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

    The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    STOCKHOLDER VOTING. Under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a majority of the stockholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

    Also, under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies which have more than one class of share outstanding.

    INTERESTED DIRECTOR TRANSACTIONS. Under both the CBCA and DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested Board of Directors regarding a loan or guaranty benefiting a director unless stockholders have been given at least ten days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

    STOCKHOLDER DERIVATIVE SUITS. The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

    APPRAISAL RIGHTS. Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, appraisal rights are also available to a shareholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise required, and (iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

    In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view.

    Under both the DGCL and the CBCA, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action giving rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days.

Other procedural differences between the CBCA and the DGCL may be viewed as more favorable to a dissenting stockholder.

    Under the DGCL, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

    In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting shareholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, the CBCA is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under the CBCA will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

    The Company believes that transactions in which the Company most likely would be involved would involve other public companies, in which case dissenter's rights would not be applicable under either the CBCA or the DGCL, except as discussed above under "Dissenters' Rights" with regard to shares not listed on a nationally recognized exchange or otherwise widely held. The Company does not presently intend to take any other action which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under the CBCA may be viewed as more favorable to a shareholder than the provisions under the DGCL.

    DISSOLUTION. Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the Board of Directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholders have been deadlocked over two annual meetings in the election of directors, or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under the DGCL, unless the Board of Directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of On2.com Inc. that had previously been approved by its Board of Directors. The DGCL provides for dissolution by operation of law for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

    ACTION BY CONSENT. Under the CBCA, unless the articles of incorporation require that a particular action is taken at a meeting of shareholders, any action to be taken by shareholders may be taken instead by the unanimous written consent of all shareholders entitled to vote thereon. Under the DGCL, action in lieu of a meeting is also allowed. Under the DGCL, however, the action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken.

    SPECIAL MEETING. The CBCA provides that a special meeting of the stockholders may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Stockholders, under the DGCL, do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. The Bylaws of On2.com Delaware Inc. allow special meetings to be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting.

    OTHER. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of a Colorado, as opposed to a Delaware, corporation. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both the CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of Incorporation and Bylaws of the Company and the Delaware Certificate of Incorporation and Bylaws of On2.com Delaware Inc. materially modify the rights of stockholders which are generally provided under the CBCA and the DGCL in the areas of cumulative voting and preemptive rights of stockholders, required stockholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation."

RECOMMENDATION

    Management and the Board of Directors of the Company believe the Reincorporation Proposal, including the Agreement, is in the best interests of the Company's stockholders and recommend a vote FOR the Reincorporation Proposal, including the Merger Agreement.

                                   PROPOSAL 4
                                RATIFICATION OF
                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, upon the recommendation of its Audit Committee, has selected Arthur Andersen LLP as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 2000, and is submitting this matter to the stockholders for their ratification. Arthur Andersen LLP has served as the Company's independent public accountants since July 27, 1999. One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

    On July 27, 1999, the Company dismissed Nelson, Mayoka & Co., its former certifying accountants. Nelson, Mayoka & Co. has not reported on the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Board of Directors. There were no disagreements between the Company and Nelson, Mayoka & Co. Also on July 27, 1999, the Company dismissed Ernst & Young LLP, the former certifying accountants of the Company's subsidiary, The Duck Corporation. Ernst & Young LLP had not issued an adverse opinion or a disclaimer of opinion, and its opinion has not been qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Ernst & Young LLP.

    In the event the proposal to ratify the selection of Arthur Anderson LLP is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2000 to stand unless the Board of Directors finds other reasons for making a change.

    The Board of Directors of the Company recommends that you vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 2000.

OTHER MATTERS

    The Board of Directors does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Meeting. If any matters not set forth in the Notice of Meeting accompanying this proxy statement are properly brought before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 22, 2000. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

    THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS, AND THE FINANCIAL STATEMENTS INCLUDED THEREIN, IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. THE ANNUAL REPORT ACCOMPANYING THE PROXY STATEMENT IS THE SAME AS THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

(WITH THE EXCEPTION THAT CERTAIN EXHIBITS TO THE COMPANY'S 10-KSB, AS FILED, HAVE BEEN DESCRIBED IN THE ANNUAL REPORT IN LIEU OF ATTACHMENT).

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Douglas A. McIntyre


                                          DOUGLAS A. MCINTYRE
                                          CHIEF EXECUTIVE OFFICER


April 21, 2000

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                                  ON2.COM INC.
                            (A COLORADO CORPORATION)
                                      AND
                             ON2.COM DELAWARE INC.
                            (A DELAWARE CORPORATION)

    This Agreement and Plan of Merger ("Agreement") is made and entered into as of April 1, 2000 by and between On2.com Inc., a Colorado corporation ("On2.com Colorado"), and On2.com Delaware Inc., a Delaware corporation ("On2.com Delaware").

                                    RECITALS

    1. The Board of Directors of On2.com Colorado has determined that it is in the best interests of On2.com Colorado and its stockholders for On2.com Colorado to change its state of incorporation;

    2. On2.com Colorado has caused On2.com Delaware to be organized under Delaware law to facilitate the reincorporation of On2.com Colorado in Delaware; and

    3. The reincorporation will be effected by a merger under Colorado and Delaware law of On2.com Colorado with and into On2.com Delaware in which each share of common stock of On2.com Colorado is converted into one share of common stock of On2.com Delaware, each share of Series A Preferred Stock of On2.com Colorado is converted into one share of Series A Preferred Stock of On2.com Delaware and each share of Series B Preferred Stock of On2.com Colorado is converted into one share of Series B Preferred Stock of On2.com Delaware.

    4. The respective Boards of Directors of On2.com Colorado and On2.com Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

    NOW, THEREFORE, On2.com Colorado and On2.com Delaware do hereby agree as follows:

    1. THE MERGER. Subject to the terms and conditions hereof, On2.com Colorado shall be merged with and into On2.com Delaware (the "Merger") in accordance with the Colorado Business Corporation Act and the Delaware General Corporation Law. On2.com Delaware shall be the surviving corporation. On2.com Delaware shall succeed to and acquire all of the assets and assume all of the liabilities (each, without limitation or modification, whatsoever) of On2.com Colorado. The Merger shall become effective when certificates of merger issued by the Secretary of the State of Colorado and by the Secretary of the State of Delaware shall have become effective (the "Effective Time"). At the Effective Time the separate corporate existence of On2.com Colorado shall cease, and the Merger shall have the effects stated in Section 259 of the Delaware General Corporation Law. At the Effective Time or as soon thereafter as possible, On2.com Delaware's corporate name shall become On2.com Inc.

    2. ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS. The Articles of Incorporation and Bylaws of On2.com Delaware in effect immediately prior to the consummation of the Merger shall be the Articles of Incorporation and Bylaws of the surviving corporation and shall remain in effect following the Effective Time until amended or repealed. The directors and officers of On2.com Colorado immediately prior to the Effective Time shall be the directors and officers of the surviving corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, or by the articles of incorporation or bylaws of the surviving corporation.

    3. CONVERSION OF SHARES; CANCELLATION OF CERTAIN RIGHTS AND SHARES. At the Effective Time, each share of common stock, no par value per share, of On2.com Colorado ("On2.com Colorado Common Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of common stock, $.01 par value per share, of On2.com Delaware ("On2.com Delaware Common Stock"), each share of Series A Preferred Stock, no par value per share, of On2.com Colorado ("On2.com Colorado Series A Preferred Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of Series A Preferred Stock, $.01 par value per share, of On2.com Delaware ("On2.com Delaware Series A Preferred Stock") and each share of Series B Preferred Stock, no par value per share, of On2.com Colorado ("On2.com Colorado Series B Preferred Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of Series B Preferred Stock, $.01 par value per share, of On2.com Delaware ("On2.com Delaware Series B Preferred Stock"). No other property, shares, other securities or considerations of any type will be distributed or issued in connection with or as a result of the Merger. At the Effective Time, each share of On2.com Delaware Common Stock outstanding immediately prior to the Effective Time, and any outstanding shares of On2.com Delaware Preferred Stock, shall be cancelled, without payment of any consideration therefor. Each stock certificate that represents shares of On2.com Colorado Common Stock, after the Effective Time, shall represent the same number of shares of On2.com Delaware Common Stock, each stock certificate that represents shares of On2.com Colorado
Series A Preferred Stock, after the Effective Time, shall represent the same number of shares of On2.com Delaware Series A Preferred Stock and each stock certificate that represents shares of On2.com Colorado Series B Preferred Stock, after the Effective Time, shall represent the same number of shares of On2.com Delaware Series B Preferred Stock. Stockholders will not be required to surrender stock certificates.

    4. EMPLOYEE AND DIRECTOR STOCK PLANS. At the Effective Time, all stock option and stock-based compensation plans of On2.com Colorado (the "On2.com Colorado Plans") shall automatically be continued as and become plans of On2.com Delaware ("On2.com Delaware Plans"). At the Effective Time, new options ("New Options") under On2.com Delaware Plans shall be substituted for the options granted under On2.com Colorado Plans ("Old Options"), without any action on the part of optionees, and each New Option shall be for the same number of shares of On2.com Delaware Common Stock, exercisable at the same price and subject to the same terms and conditions as each Old Option was with respect to On2.com Colorado Common Stock. The substitution of New Options for Old Options shall be done in accordance with the provisions of Section 424(a) of the Internal Revenue Code of 1986. Under the On2.com Delaware Plans, On2.com Delaware shall assume all of the rights and obligations of On2.com Colorado under the On2.com Colorado Plans.

    At the Effective Time, On2.com Delaware shall be deemed to have reserved and authorized the issuance of the number of shares of On2.com Delaware Common Stock under On2.com Delaware Plans that is equal to the number of shares of On2.com Colorado Common Stock approved for issuance under On2.com Colorado Plans that On2.com Colorado has not issued under On2.com Colorado Plans prior to the Effective Time.

    At the Effective Time, all rights to purchase, sell or receive On2.com Colorado Common Stock and all rights to elect to make payment in On2.com Colorado Common Stock under any agreement between On2.com Colorado and any director, officer or employee thereof or under any plan or program of On2.com Colorado shall automatically, by operation of law, be converted into and shall become an identical right to purchase, sell or receive On2.com Delaware Common Stock and an identical right to make payment in On2.com Delaware Common Stock under any such agreement between On2.com Colorado and any director, officer or employee thereof or under such plan or program of On2.com Colorado.

    5. CONDITIONS TO THE MERGER. The Merger shall not be consummated unless the following conditions have been satisfied:

        (a) Holders of the issued and outstanding shares of On2.com Colorado Common Stock shall have approved this Agreement in accordance with Colorado law and the Articles of Incorporation of On2.com Colorado, and the sole shareholder of On2.com Delaware shall have approved this Agreement, in accordance with Delaware law. Neither of such approvals shall have been revoked at or prior to the Effective Time.

        (b) If, in the opinion of counsel to On2.com Delaware, such registration is required, On2.com Delaware Common Stock to be issued to the holders of On2.com Colorado Common Stock pursuant to the Merger shall have been duly registered pursuant to Section 5 of the Securities Act of 1933 and such registration shall not be suspended at the Effective Time. Further, to the extent required in the opinion of legal counsel for On2.com Delaware, On2.com Delaware shall have complied with all applicable securities law of states and other jurisdictions relating to such issuance of On2.com Delaware Common Stock.

        (c) Any and all approvals or consents shall have been obtained from any governmental agency having jurisdiction, and from other third parties that are, in the opinion of legal counsel for On2.com Colorado or On2.com Delaware, required for the lawful consummation of the Merger and the issuance and delivery of On2.com Delaware Common Stock and On2.com Delaware Preferred Stock as contemplated by this Agreement, and such approvals or consents shall not have been revoked.

        (d) On2.com Colorado and On2.com Delaware shall have received, with respect to federal income taxes, either (i) a ruling from the Internal Revenue Service, or (ii) an opinion from McGuire, Woods, Battle & Boothe LLP, in either case acceptable in form, qualification and substance to On2.com Colorado and On2.com Delaware and their legal counsel, to the effect that:

           (1) The Merger should qualify as a reorganization under
       Section 368(a) of the Internal Revenue Code of 1986, as amended;

           (2) No gain or loss should be recognized by the stockholders of On2.com Colorado upon the conversion of their On2.com Colorado Common Stock solely into On2.com Delaware Common Stock pursuant to the Merger, or upon the conversion of their On2.com Colorado Preferred Stock solely into On2.com Delaware Preferred Stock pursuant to the Merger;

           (3) No gain or loss should be recognized for federal income tax purposes by On2.com Colorado as a result of the Merger;

           (4) The aggregate tax basis of On2.com Delaware Common Stock and On2.com Delaware Preferred Stock received by each stockholder of On2.com Colorado in the Merger should be equal to the aggregate tax basis of On2.com Colorado Common Stock and On2.com Colorado Preferred Stock, respectively, converted in exchange therefor; and

           (5) The holding period of On2.com Delaware Common Stock and On2.com Delaware Preferred Stock received by each stockholder of On2.com Colorado in the Merger should include the period during which the stockholder held his On2.com Colorado Common Stock or On2.com Colorado Preferred Stock, as applicable, converted therefor, provided that such On2.com Colorado Common Stock or On2.com Colorado Preferred Stock, as applicable, is held by the stockholder as a capital asset on the date of the Merger.

    6. ABANDONMENT OF AGREEMENT. This agreement may be abandoned unilaterally by On2.com Colorado or by On2.com Delaware at any time before the Effective Time if (a) any action, suit, proceeding or claim has been instituted, made or threatened relating to the Agreement which shall make consummation of the transactions contemplated hereby inadvisable in the opinion of On2.com Colorado or On2.com Delaware, respectively, or (b) for any other reason consummation of the transactions contemplated hereby is inadvisable in the opinion of On2.com Colorado or On2.com Delaware, in its respective sole judgment. Such abandonment shall be effected by written notice by On2.com Colorado or On2.com Delaware to the other party hereto, authorized or approved by the Board of Directors of the party giving such notice. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of On2.com Colorado or On2.com Delaware or the directors, officers, employees, agents or stockholders of any of them. If this Agreement is so abandoned, On2.com Colorado shall pay the fees and expenses incurred by itself and On2.com Delaware in connection with this Agreement and the Merger.

    7. AMENDMENTS. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by the parties hereto with the authorization or approval of the Board of Directors of each of the parties hereto; provided, that after the stockholders of On2.com Colorado have considered and approved this Agreement, the provisions of Section 3 hereof relating to the consideration to be exchanged for shares of On2.com Colorado Common Stock shall not be amended so as to decrease the amount or change the form of such consideration without the further approval of On2.com Colorado stockholders.

    8. FURTHER ASSURANCES. From time to time, as and when required by On2.com Delaware or by its successors or assigns, and to the extent permitted by law, there shall be executed and delivered on behalf of On2.com Colorado such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by On2.com Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of On2.com Colorado and otherwise carry out the purposes of this Agreement, and each of the directors and officers of On2.com Delaware is fully authorized in the name and on behalf of On2.com Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    9. COUNTERPARTS. This Agreement may be executed in one or more counterparts.

    10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the conflicts of law principles thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                                       ON2.COM INC.
                                                       (a Colorado corporation)

                                                       By:
                                                            -----------------------------------------
                                                            Name: Daniel B. Miller
                                                            Title: PRESIDENT AND CHIEF EXECUTIVE
                                                            OFFICER

                                                       Attest:  --------------------------------------
                                                                Name: David S. Silver
                                                                Title: SECRETARY AND CHIEF OPERATING
                                                                OFFICER

                                                       ON2.COM DELAWARE INC.
                                                       (a Delaware corporation)

                                                       By:
                                                            -----------------------------------------
                                                            Name: Daniel B. Miller
                                                            Title: PRESIDENT AND CHIEF EXECUTIVE
                                                            OFFICER

                                                       Attest:  --------------------------------------
                                                                Name: David S. Silver
                                                                Title: SECRETARY AND CHIEF OPERATING
                                                                OFFICER

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             ON2.COM DELAWARE INC.

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Incorporator being a natural person of the age of eighteen years or older and desiring to form a body corporate under the laws of the State of Delaware does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Delaware this Certificate of Incorporation:

                                   ARTICLE I
            NAME; REGISTERED AND PRINCIPAL OFFICE; REGISTERED AGENT

    The name of the Corporation is On2.com Delaware Inc. (the "Corporation").

    The registered and principal office of the Corporation in the State of Delaware is located at 1013 Center Road, Wilmington, County of New Castle, Delaware 19805-1297, and the name of the registered agent of the Corporation at such address is Corporation Service Company.

                                   ARTICLE II
                                    PURPOSE

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE III
                           POWERS OF THE CORPORATION

    The powers of the Corporation shall be those powers granted by Chapter 1 of the Delaware General Corporation Law under which this Corporation is formed. In addition, the Corporation shall have the following specific powers:

    Section 1 OFFICERS. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

    Section 2 CAPACITY. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

    Section 3 ACQUISITIONS. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell or otherwise dispose of shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, or governments.

    Section 4 EARNED SURPLUS. The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

    Section 5 GIFTS. The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

                                   ARTICLE IV
                               CAPITAL STRUCTURE

    Section 1 AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 50,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), and 20,000,000 shares of non-voting preferred stock, par value $0.01 per share ("Preferred Stock").

    Section 2 SHARE STATUS. All Common Stock will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of stockholders shall not be liable for corporate debts. Preferred Stock shall have such preferences as the Directors may assign to them prior to issuance. Each holder of Common Stock of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

    Section 3 CONSIDERATION FOR SHARES. The Common Stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

    Section 4 PRE-EMPTIVE RIGHTS. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stock or securities of any kind convertible into stock of the Corporation.

    Section 5 DIVIDENDS. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

    Section 6 DISTRIBUTION IN LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the Common Stock, subject to preferences, if any, granted to holders of the Preferred Stock. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

    Section 7  SERIES A PREFERRED STOCK.

        (i) DESIGNATION AND AMOUNT. Two Million (2,000,000) shares of Twenty Million (20,000,000) authorized shares of Preferred Stock of the Company are designated Series A Preferred Stock (the "Series A Preferred Stock).

        (ii) RANK. The Series A Preferred Stock shall rank: (i) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series A Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock;
    (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock, the "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock ("Parity Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

        (iii)  LIQUIDATION PREFERENCE.

           (A) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of shares of Series A Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Certificate of Incorporation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to seven dollars and fifty cents ($7.50) ("Original Issue Price"). If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series A Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series A Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the holders of the Series A Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Certificate of Incorporation and any certificate(s) of designation relating thereto.

           (B) Upon the completion of the distribution required by Section (iii)(A), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation, including any duly adopted certificate(s) of designation.

           (C) At each Holder's option, a sale, conveyance or disposition of all or substantially all the assets of the Company to a private entity, the common stock of which is not publicly traded, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
       Section 7(iii); PROVIDED, however, that an event described in the prior clause that the Holder does not elect to treat as a liquidation and consolidation, merger, acquisition, or other business combination of the Company with or into any company or companies shall not be treated as a liquidation, dissolution or winding up within the meaning of this Subsection C but instead shall be treated pursuant to Subsection
       (iv)(C)(2) of this Section 7 hereof (a Holder who elects to have the transaction treated as a liquidation is herein referred to as a "Liquidating Holder").

           (D) Prior to the closing of a transaction described in
       Section 7(iii)(C) which would constitute a liquidation event, the Company shall either (i) make all cash contributions it is required to make to the Liquidating Holders pursuant to the first sentence of Subsection 7(iii)(A), (ii) set aside sufficient funds from which the cash distributions required to be made to the Liquidating Holders can be made; or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to the Company from a sale of all or substantially all the assets of the Company will be used to make the liquidating payments to the Liquidating Holders immediately after the consummation of such sale. In the event that the Company has not fully complied with any of the foregoing alternatives, the Company shall either: (x) cause such closing to be postponed until such cash distributions have been made, or (y) cancel such transaction, in which event the rights of the Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

        (iv) CONVERSION OF SERIES A PREFERRED STOCK. The record Holders of the Series A Preferred Stock shall have conversion rights as follows:

           (A) RIGHT TO CONVERT. Each record Holder of Series A Preferred Stock shall be entitled at any time to convert whole shares of Series A Preferred Stock for the Common Stock issuable upon conversion of the Series A Preferred Stock, as follows: each outstanding share of Series A Preferred Stock is convertible into one fully-paid and non-assessable share of Common Stock, subject to adjustment as provided in
       Section 7(iv) hereof. The number of shares of Common Stock issuable upon conversion of one (1) share of Series A Preferred Stock is hereinafter referred to as the "Conversion Rate."

           (B) MECHANICS OF CONVERSION. In order to convert Series A Preferred Stock into full shares of Common Stock, the Holder shall (i) fax a copy of a fully executed notice of conversion ("Notice of Conversion") to the Company at the office of the Company or to the Company's designated transfer agent (the "Transfer Agent") for the Series A Preferred Stock, stating that the Holder elects to convert, which notice shall specify the date of conversion, the number of shares of Series A Preferred Stock to be converted, the Conversion Rate and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and
       (ii) surrender to a common courier for either overnight or two (2) day delivery to the office of the Company or the Transfer Agent, the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Company or the Transfer Agent, as provided above, or the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of Subsection
       (iv)(B)(1) below).

               (1) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificates, if mutilated, the Company shall execute and deliver new Preferred Stock Certificates of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

               (2) DELIVERY OF COMMON STOCK UPON CONVERSION. The Company, no later than 6:00 p.m. (New York City time) on the third (3rd) business day after receipt by the Company or its Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock Certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

               (3) DATE OF CONVERSION. The date on which conversion occurs (the "Date of Conversion") shall be deemed to be the date such Notice of Conversion is faxed to the Company or the Transfer Agent, as the case may be, provided that the advance copy of the Notice of Conversion is faxed to the Company on or prior to 6:00 p.m., New York City time, on the Date of Conversion. The original Preferred Stock Certificates representing the shares of Series A Preferred Stock to be converted shall be surrendered by depositing such certificates with a common courier for either overnight or two (2) day delivery, as soon as practicable following the Date of Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Date of Conversion.

           (C)  ADJUSTMENT TO CONVERSION RATE.

               (1) ADJUSTMENT TO THE CONVERSION RATE DUE TO STOCK SPLIT, STOCK DIVIDEND, OR OTHER SIMILAR EVENT. If, prior to the conversion of all the Series A Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Conversion Rate shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Rate shall be proportionately increased.

               (2) ADJUSTMENT DUE TO CONSOLIDATION, MERGER, EXCHANGE OF SHARES, RECAPITALIZATION, REORGANIZATION OR OTHER SIMILAR EVENT. If, prior to the conversion of all the Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation pursuant to Section 7(iii)(C), then the Holders of Series A Preferred Stock thereafter shall have the right to receive, upon conversion of Series A Preferred Stock and upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Holder would have been entitled to receive in such transaction had the Series A Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Rate and of the number of shares issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this Subsection (iv)(C)(2) unless
           (a) it first gives thirty (30) calendar days prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event (during which time the Holder shall be entitled to convert its shares of Series A Preferred Stock into Common Stock to the extent permitted hereby) and (b) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation of the Company under this Certificate of Incorporation, including the obligation of this Subsection (iv)(C)(2).

               (3)  NO FRACTIONAL SHARES.  If any adjustment under this
           Section 7(iv)(C) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares of Common Stock.

        (v) VOTING RIGHTS. The Holders of the Series A Preferred Stock shall have no voting power whatsoever except to the extent otherwise expressly provided by the Delaware General Corporation Law, and no holder of Series A Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the stockholders thereof or be entitled to a notification as to any meeting of the stockholders.

        (vi) PROTECTIVE PROVISION. So long as shares of Series A Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the Holders of at least a majority of the then-outstanding shares of Series A Preferred Stock:

           (A) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, including, but not limited to the creation or authorization of any Senior Securities.

           (B) increase the size of the authorized number of Series A Preferred Stock; or

           (C) do any act or thing not authorized or contemplated by this Certificate of Incorporation which would result in taxation of the Holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

        In the event Holders of a majority of then-outstanding shares of Series A Preferred Stock agree to allow the Company to alter or change the rights, preferences, or privileges of the shares of Series A Preferred Stock, pursuant to Subsection (a) above, so as to affect adversely the Series A Preferred Stock, then the Company will deliver notice of such approved alteration or change to the Holders of the Series A Preferred Stock that did not agree to such alternation or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty
    (30) days to convert pursuant to the terms of this Certificate of Incorporation as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock subject to the approved alteration or change of the rights, preferences or privileges of the Series A Preferred Stock.

        (vii) STATUS OF CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 7(iv) hereof, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be issuable by the Company as Series A Preferred Stock.

        (viii) PREFERENCE RIGHTS. Nothing contained herein shall be construed to prevent the Board of Directors of the Company form issuing one (1) or more series of preferred stock with dividend and/or liquidation preferences junior to the dividend and liquidation preferences of Series A Preferred Stock.

                                   ARTICLE V
                             VOTING BY SHAREHOLDERS

    Section 1 VOTING RIGHTS; CUMULATIVE VOTING. Each outstanding share of Common Stock is entitled to one vote and each fractional share of Common Stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, and for whose election he had a right to vote. Preferred Stock have no voting rights unless granted by amendment to this Certificate of Incorporation.

    Section 2 MAJORITY VOTE. When, with respect to any action to be taken by the Shareholders of the Corporation, the Delaware General Corporation Law requires the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, any and every such action shall be taken, notwithstanding such requirements of the Delaware General Corporation Law, by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon, or of any class or series.

                                   ARTICLE VI
                                  INCORPORATOR

    The name and mailing address of the Incorporator is Joel L. Laser, McGuire, Woods, Battle & Boothe LLP, 9 West 57th Street, Suite 1620, New York, NY 10019-2602.

                                  ARTICLE VII
                               BOARD OF DIRECTORS

    Section 1 The Corporate powers shall be exercised by a majority of the Board of Directors. The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation; provided, however, that the initial Board of Directors shall consist of the persons below-named to manage the affairs of the Corporation in each case until such time as any such person resigns or his successor is elected by a majority vote of the
Shareholders:

NAME OF DIRECTOR                                                ADDRESS
----------------                                       -------------------------
Daniel B. Miller.....................................  375 Greenwich Street
                                                       New York, NY 10013

David S. Silver......................................  375 Greenwich Street
                                                       New York, NY 10013

Ajmal Khan...........................................  375 Greenwich Street
                                                       New York, NY 10013

Jack L. Rivkin.......................................  375 Greenwich Street
                                                       New York, NY 10013

Stephen D. Klein.....................................  375 Greenwich Street
                                                       New York, NY 10013

Strauss Zelnick......................................  375 Greenwich Street
                                                       New York, NY 10013

    Section 2 If, in the interval between the annual meetings of shareholders of the Corporation, the Board of Directors of the Corporation deems it desirable that the number of Directors be increased, additional Directors may be elected by a unanimous vote of the Board of Directors of the Corporation then in office, or as otherwise set forth in the Bylaws of the Corporation.

    Section 3 The number of Directors comprising the whole Board of Directors may be increased or decreased from time to time within such foregoing limit as set forth in the Bylaws of the Corporation.

                                  ARTICLE VIII
                        POWERS OF THE BOARD OF DIRECTORS

    In furtherance, and not in limitation, of the powers conferred by the State of Delaware, the Board of Directors is expressly authorized and empowered:

    Section 1 BYLAWS. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

    Section 2 BOOKS AND RECORDS. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of the Directors shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

    Section 3 POWER TO BORROW. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

    Section 4 DIVIDENDS. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus.

    Section 5 PROFITS. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose.

    Section 6 EMPLOYEE'S PLANS. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as part of this Corporation's legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

    Section 7 WARRANTS AND OPTIONS. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights, or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

    Section 8 COMPENSATION. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

    Section 9 NOT IN LIMITATION. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the Bylaws of the Corporation.

                                   ARTICLE IX
                RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION

    No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

        (A) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

        (B) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

        (C) The contract or transaction is fair and reasonable to the Corporation.

                                   ARTICLE X
                             CORPORATE OPPORTUNITY

    The officers, Directors, and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of

Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in other areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, Director or member of management) from any duties which the person may have to this Corporation.

                                   ARTICLE XI
               INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

    The Board of Directors of the Corporation shall have the power to:

        (A) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

        (B) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of another corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation; except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such court shall deem proper.

        (C) Indemnify a present or former Director or officer of the Corporation to the extent that such person has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subparagraphs A or B of this Article or in defense of any claim, issue, or matter therein, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

        (D) Authorize indemnification under Subparagraphs A or B of this Article (unless ordered by a Court) in the specific case upon a determination that indemnification of the present or former Director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in said Subparagraph A or B. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders, if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

        (E) Authorize payment of expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph D of this Article upon receipt of an undertaking by or on behalf of such Director, officer, employee or agent to repay such amount if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized in this Article.

        (F) Purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such persons against such liability under the provisions of this Article.

        (G) For purposes of this Article XI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

    The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under this Certificate of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise, or any procedure provided for by any of the foregoing, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

                                  ARTICLE XII
                                 RIGHT TO AMEND

    The right is expressly reserved to amend, alter, change, or repeal any provision or provisions contained in this Certificate of Incorporation, or any Article herein, by a majority vote of the members of the Board of Directors and a majority vote of the stockholders of the Corporation.

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             ON2.COM DELAWARE INC.

                  Pursuant to Section 241 of the Delaware General
                                Corporation Law

                            ------------------------

    IT IS HEREBY CERTIFIED that:

    1. The name of the company (hereinafter called the "Company") is On2.com Delaware Inc., a corporation organized and now existing under the Delaware General Corporation Law.

    2. The Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company the authority to issue any or all of said shares in one (1) or more series by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

    3. The Board of Directors considers it to be in the best interest of the Company to amend the Certificate of Incorporation as set forth in the resolutions below.

    4. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of
Section 241 of the Delaware General Corporation Law, prior to receiving any payment for any of its stock, has duly adopted the resolutions set forth below to create a Series B issue of Preferred Stock and to otherwise amend the Certificate of Incorporation.

    RESOLVED, that ARTICLE II of the Certificate of Incorporation is amended to read in its entirety as follows: "ARTICLE II PURPOSE AND DURATION. The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law. The Company is to have perpetual existence."

    FURTHER RESOLVED, that Thirty Four Thousand One Hundred (34,100) shares of the Twenty Million (20,000,000) authorized shares of Preferred Stock of the Company are hereby designated Series B Preferred Stock, par value $0.01 per share, and shall possess the rights and preferences set forth below, which shall constitute a new Section 7A to ARTICLE IV of the Certificate of Incorporation:

    Section 7A  SERIES B PREFERRED STOCK.

           (i) DESIGNATION AND AMOUNT. Thirty Four Thousand One Hundred (34,100) shares of the Twenty Million (20,000,000) authorized shares of Preferred Stock of the Company are designated Series B Preferred Stock (the "Series B Preferred Stock"). The Series B Preferred Stock shall be issued or offered at a purchase price of Twenty-three and 46875/100000 Dollars ($23.46875) per share (the "Original Issue Price"). The holders of record of the Series B Preferred Stock are sometimes referred to in this Section 7A as the "Holders."

           (ii) RANK. The Series B Preferred Stock shall rank on parity with the Company's Series A Preferred Stock and shall accordingly rank
       (i) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series A Preferred Stock or the Series B Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock; (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock or Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, the

       "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock or the Series B Preferred Stock ("Parity Securities") in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

           (iii)  LIQUIDATION PREFERENCE.

               (A) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of shares of Series B Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Certificate of Incorporation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to the Series A Preferred Stock or the other Parity Securities, an amount per share equal to the Original Issue Price. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series B Preferred Stock, the Series A Preferred Stock and the Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series B Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series B Preferred Stock, the Series A Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Certificate of Incorporation and any certificate(s) of designation relating thereto.

               (B) Upon the completion of the distribution required by
           Section 7A(iii)(A), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation, including any duly adopted certificate(s) of designation.

               (C) At each Holder's option, a sale, conveyance or disposition of all or substantially all the assets of the Company to a private entity, the common stock of which is not publicly traded, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 7A(iii); PROVIDED, that an event described in the prior clause that the Holder does not elect to treat as a liquidation and a consolidation, merger, acquisition, or other business combination of the Company with or into any other company or companies shall not be treated as a liquidation, dissolution or winding up within the meaning of this Subsection C, but instead shall be treated pursuant to Subsection (iv)(D)(2) of this Section 7A (a Holder who elects to have the transaction treated as a liquidation is herein referred to as a "Series B Liquidating Holder").

               (D) Prior to the closing of a transaction described in
           Section 7A(iii)(C) which would constitute a liquidation event, the Company shall either (i) make all cash distributions it is required to make to the Liquidating Holders pursuant to the first sentence of
           Section 7A(iii)(A), (ii) set aside sufficient funds from which the cash distributions required to be made to the Series B Liquidating Holders can be made, or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to the Company from a sale of all or substantially all the assets of the Company will be used to make the liquidating payments to the Series B Liquidating Holders immediately after the consummation of such sale. In the event that the Company has not fully complied with any of the foregoing alternatives, the Company shall either:
           (x) cause such closing to be postponed until such cash distributions have been made, or (y) cancel such transaction, in which event the rights of the Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

           (iv) CONVERSION OF SERIES B PREFERRED STOCK. The record Holders of the Series B Preferred Stock shall have conversion rights as follows:

               (A) RIGHT TO CONVERT. At any time after the second anniversary of the date on which the shares of Series B Preferred Stock have been issued to a Holder of Series B Preferred Stock, each such Holder of Series B Preferred Stock shall be entitled to convert whole shares of Series B Preferred Stock held of record by such Holder for the Common Stock issuable upon conversion of the Series B Preferred Stock as follows: each outstanding share of Series B Preferred Stock is convertible into one fully-paid and non-assessable share of Common Stock, subject to adjustment as provided in Section 7A(iv). The number of shares of Common Stock issuable upon conversion of one share of Series B Preferred Stock is hereafter referred to as the "Series B Conversion Rate."

               (B) MECHANICS OF CONVERSION. In order to convert Series B Preferred Stock into full shares of Common Stock, a Holder shall
           (i) execute and send to the Company at its principal office a notice in letter form (a "Notice of Conversion"), which notice shall specify the date of conversion, the number of shares of Series B Preferred Stock to be converted, the Series B Conversion Rate and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) surrender to a common courier for either overnight or two-day delivery to the principal office of the Company the original certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Series B Preferred Stock certificates are delivered to the Company as provided above, or the Holder notifies the Company that such certificates have been lost, stolen or destroyed (subject to the requirements of Subsection
           (iv)(B)(1) below).

                   (1) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Series B Preferred Stock Certificates, if mutilated, the Company shall execute and deliver new Series B Preferred Stock Certificates of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Series B Preferred Stock Certificates if Holder contemporaneously requests the Company to convert such Series B Preferred Stock into Common Stock.

                   (2) DELIVERY OF COMMON STOCK UPON CONVERSION. The Company, no later than 6:00 p.m. (New York City time) on the fifth business day after receipt by the Company of all necessary documentation duly executed and in proper form required for conversion, including the original Series B Preferred Stock Certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two-day delivery to the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

                   (3) DATE OF CONVERSION. The date on which conversion occurs (the "Series B Date of Conversion") shall be deemed to be the date such Notice of Conversion is faxed to the Company; PROVIDED, that the advance copy of the Notice of Conversion is faxed to the Company on or prior to 6:00 p.m., New York City time, on the Date of Conversion. The original Preferred Stock Certificates representing the shares of Series B Preferred

               Stock to be converted shall be surrendered by depositing such certificates with a common courier for either overnight or two-day delivery, as soon as practicable following the Series B Date of Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Series B Date of Conversion.

               (C) AUTOMATIC CONVERSION. Notwithstanding any other provision of this Certificate to the contrary, all shares of Series B Preferred Stock which are outstanding and issued at the time shall be automatically converted, without any further action on the part of the Holder thereof, into shares of Common Stock at the Series B Conversion Rate then in effect whenever the Company delivers to the holders of any of its securities a notice stating that it has determined to register any shares of its Common Stock for its own account, or for the account of any of its shareholders (other than (i) a registration relating solely to the sale of convertible debt instruments; (ii) a registration on Form S-4 or S-8 or another form not available for registering resales of shares of Common Stock for sale to the public; or (iii) any registration comprised in whole or in substantial part of shares underlying stock options granted by the Company or its predecessor), or becomes obligated to deliver such a notice pursuant to the terms of any written agreement to which the Company is a party.

               (D)  ADJUSTMENT TO SERIES B CONVERSION RATE.

                   (1) ADJUSTMENT TO THE SERIES B CONVERSION RATE DUE TO STOCK SPLIT, STOCK DIVIDEND OR OTHER SIMILAR EVENT. If, prior to the conversion of all the Series B Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series B Conversion Rate shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series B Conversion Rate shall be proportionately increased.

                   (2) ADJUSTMENT DUE TO CONSOLIDATION, MERGER, EXCHANGE OF SHARES, RECAPITALIZATION, REORGANIZATION OR OTHER SIMILAR
               EVENT. If, prior to the conversion of all the Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation pursuant to Section 7A(iii)(C), then the Holders of Series B Preferred Stock thereafter shall have the right to receive, upon conversion of Series B Preferred Stock and upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Holder would have been entitled to receive in such transaction had the Series B Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Series B Conversion Rate and of the number of shares issuable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this Subsection (iv)(D)(2) unless (a) it first gives 30 days prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event (during which time the Holder shall be entitled to convert its shares of Series B Preferred Stock into

               Common Stock to the extent permitted hereby) and (b) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation of the Company under this Certificate of Incorporation, including the obligation of this Subsection (iv)(D)(2).

                   (3)  NO FRACTIONAL SHARES.  If any adjustment under this
               Section 7A(iv)(D) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares of Common Stock.

           (v) VOTING RIGHTS. The Holders of the Series B Preferred Stock shall have no voting power whatsoever except to the extent otherwise expressly provided by the Delaware General Corporation Law, and no Holder of Series B Preferred stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the stockholders thereof or be entitled to notification as to any meeting of the stockholders.

           (vi) PROTECTIVE PROVISION. So long as shares of Series B Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

               (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock, including, but not limited to, the creation or authorization of any Senior Securities.

               (b) increase the size of the authorized number of Series B Preferred Stock; or

               (c) do any act or thing not authorized or contemplated by this Certificate of Incorporation which would result in taxation of the Holders of the shares of the Series B Preferred Stock under
           Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

    If the Holders of a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to Subsection (a) above, so as to affect adversely the Series B Preferred Stock, then the Company will deliver notice of such approved alteration or change to the Holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Series B Dissenting Holders") and the Series B Dissenting Holders shall have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Incorporation as they exist prior to such alteration or change or continue to hold their shares of Series B Preferred Stock subject to the approved alteration or change of the rights, preferences or privileges of the Series B Preferred Stock.

           (vii)  STATE OF CONVERTED STOCK.  In the event any shares of
       Series B Preferred Stock shall be converted pursuant to Section 7A(iv), the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series B Preferred Stock.

           (viii) PREFERENCE RIGHTS. Nothing contained herein shall be construed to prevent the Board of Directors of the Company from issuing one or more series of preferred stock with dividend and/or liquidation preferences on parity with or junior to the dividend and liquidation preferences of the Series B Preferred Stock.

    FURTHER RESOLVED, that ARTICLE V of the Certificate of Incorporation is amended as follows:

    Section 2 of Article V of the Certificate of Incorporation is amended to read in its entirety as follows: "Section 2 ELECTION OF DIRECTORS. Elections of directors need not be by written ballot unless the Bylaws of the Company so provide."

    FURTHER RESOLVED, that ARTICLE VIII of the Certificate of Incorporation is amended as follows:

           (a) Section 2 is amended to add the following sentence at the end thereof: "The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Company."

           (b) Section 9 is renumbered as Section 13.

           (c) The following sections are added in appropriate numerical order:

               Section 9 RESERVES. To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

               Section 10 COMMITTEES. By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the Company. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the Bylaws of the Company, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Company, and may authorize the seal of the Company, if any, to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation of adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution, or amending the Bylaws of the Company; and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

               Section 11 DISPOSITION OF CORPORATE PROPERTY. When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other company or companies as its board of directors shall deem expedient and for the best interests of the Company.

    FURTHER RESOLVED, that ARTICLE XII of the Certificate of Incorporation is deleted therefrom and that the following articles are substituted in lieu thereof:

                                  ARTICLE XII
                 LIMITATIONS ON PERSONAL LIABILITY OF DIRECTORS

        A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

                                  ARTICLE XIII
                           COMPROMISE OR ARRANGEMENT

        Whenever a compromise or arrangement is proposed between this Company and its creditors or any class of them and/or between this Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Company or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Company under the provisions of Section 291 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing ninety percent (90%) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Company, as the case may be, agree to any compromise or arrangement and to any reorganization of this Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all of the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Company, as the case may be, and also on this Company.

                                  ARTICLE XIV
                                 RIGHT TO AMEND

        The Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                             ON2.COM DELAWARE INC.

                                   ARTICLE I
                                    OFFICES

    The registered and principal office of On2.com Delaware Inc. (the "Corporation") required by the Delaware General Corporation Law to be maintained in the State of Delaware shall be designated from time to time by the Board of Directors.

    The Corporation may have such other offices, either within or outside the State of Delaware, as the Board of Directors may designate, or as the business of the Corporation may require from time to time.

                                   ARTICLE II
                                  STOCKHOLDERS

    Section 1.  ANNUAL MEETING.

    The annual meeting of the stockholders shall be held pursuant to notice given by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

    Section 2.  SPECIAL MEETINGS.

    Special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than ten (10%) percent of all the outstanding shares of the corporation entitled to vote at the meeting. Such request shall state the purposes of the proposed meeting.

    Section 3.  ADJOURNMENT.

    a. When the annual meeting is convened, or when any special meeting is convened, the presiding officer may adjourn it for such period of time as may be reasonably necessary to reconvene the meeting at another place and another time.

    b. The presiding officer shall have the power to adjourn any meeting of the stockholders for any proper purpose, including, but not limited to, lack of a quorum, to secure a more adequate meeting place, to elect officials to count and tabulate votes, to review any stockholder proposals or to pass upon any challenge which may properly come before the meeting.

    c. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, the adjournment is for more than 30 days, or if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Subsection (4)(a) of this
Article II to each stockholder of record on the new record date entitled to vote at such meeting.

    Section 4.  NOTICE OF MEETING; PURPOSE OF MEETING; WAIVER.

    a. Each stockholder of record entitled to vote at any meeting shall be given in person, or by first class mail, postage prepaid, written notice of such meeting which shall set forth the place, date and hour of the meeting and, in the case of a special meeting, purpose(s) for which the meeting is called, not less than ten (10) or more than sixty (60) days before the date of such meeting. If mailed, such notice is to be sent to the stockholder's address as it appears on the stock transfer books of the Corporation unless the stockholder shall have requested of the Secretary in writing at least fifteen (15) days prior to the distribution of any required notice that any notice intended for him to be sent to some other address, in which case the notice may be sent to the address so designated. Notwithstanding any such request by a stockholder, notice sent to a stockholder's address as it appears on the stock transfer books of this Corporation as of the record date shall be deemed properly given. Any notice of a meeting sent by the United States mail shall be deemed delivered when deposited with proper postage thereon with the United States Postal Service or in any mail receptacle under its control.

    b. A stockholder waives notice of any meeting by attendance, either in person or by proxy, at such meeting or by waiving notice in writing either before, during or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened, however, will not constitute a waiver of notice by a stockholder stating at the beginning of the meeting, his objection that the meeting is not lawfully called or convened.

    c. Whenever the holders of at least eighty (80%) percent of the capital stock of the Corporation having the right to vote shall be present at any annual or special meeting of stockholders, however called or notified, and shall sign a written consent thereto on the minutes of such meeting, the meeting shall be valid for all purposes.

    d. A Waiver of Notice signed by all stockholders entitled to vote at a meeting of stockholders may also be used for any other proper purpose including, but not limited to, designating any place within or without the State of Delaware as the place for holding such a meeting.

    e. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders need be specified in any written Waiver of Notice.

    Section 5.  CLOSING OF TRANSFER BOOKS; RECORD DATE; STOCKHOLDERS' LIST.

    a. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or of any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting. If no record is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    b. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this Section 5, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this Section 5, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

    c. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    d. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    e. Upon the willful neglect or refusal of the Board of Directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.

    f. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

    Section 6.  QUORUM.

    a. At any meeting of the stockholders of the Corporation, the presence, in person or by proxy, of stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote thereat shall be necessary to constitute a quorum for the transaction of such business. If a quorum is present the affirmative vote of a majority of the shares represented at such meeting and entitled to vote on the subject matter shall be the act of the stockholders. If there shall not be a quorum at any meeting of the stockholders of the Corporation, then the holders of a majority of the shares of the capital stock of the Corporation who shall be present at such meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally scheduled.

    b. The stockholders at a duly organized meeting having a quorum may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

    Section 7.  PRESIDING OFFICER; ORDER OF BUSINESS.

    a. Meetings of the stockholders shall be presided over by the Chairman of the Board, or, if he is not present, by the President or, if he is not present, by a Vice President or, if none of the Chairman of the Board, the President, or a Vice President is present, the meeting shall be presided over by a Chairman to be chosen by a plurality of the stockholders entitled to vote at the meeting who are present, in person or by proxy. The presiding officer of any meeting of the stockholders may delegate the duties and obligations of the presiding officer of the meeting as such person sees fit.

    b. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as Secretary of every meeting of stockholders, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall choose any person present to act as Secretary of the meeting.

    c.  The order of business shall be as follows:

       1.  Call of meeting to order.

       2.  Proof of notice of meeting.

       3. Reading of minutes of last previous stockholders meeting or a Waiver thereof.

       4.  Reports of officers.

       5.  Reports of committees.

       6.  Election of directors.

       7.  Regular and miscellaneous business.

       8.  Special matters.

       9.  Adjournment.

    d. Notwithstanding the provisions of Article II, Section 7, Subsection c, the order and topics of business to be transacted at any meeting shall be determined by the presiding officer of the meeting in his sole discretion. In no event shall any variation in the order of business or additions and deletions from the order of business as specified in Article II, Section 7, Subsection c, invalidate any actions properly taken at any meeting.

    Section 8.  VOTING.

    a. Unless otherwise provided for in the Certificate of Incorporation, each stockholder shall be entitled, at each meeting and upon each proposal to be voted upon, to one vote for each share of voting stock recorded in his name on the books of the Corporation on the record date fixed as provided for in
Article II, Section 5.

    b. The presiding officer at any meeting of the stockholders shall have the power to determine the method and means of voting when any matter is to be voted upon. The method and means of voting may include, but shall not be limited to, vote by ballot, vote by hand or vote by voice. However, no method of voting may be adopted which fails to take account of any stockholder's right to vote by proxy as provided for in Section 10 of this Article II. In no event may any method of voting be adopted which would prejudice the outcome of the vote.

    Section 9.  ACTION WITHOUT MEETING.

    a. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail return receipt requested. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote thereon.

    b. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided under the Delaware General Corporation Law, the notice shall contain a clear statement of the right of the stockholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the Delaware General Corporation Law regarding the rights of dissenting stockholders.

    c. In the event that the action to which the stockholders' consent is such as would have required the filing of a certificate under the Delaware General Corporation Law if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of this Article II,
Section 9.

    Section 10.  PROXIES.

    a. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for such stockholder by proxy.

    b. Every proxy must be signed by the stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided in this Article II, Section 10.

    c. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

    d. Except when other provisions shall have been made by written agreement between the parties, the record holder of shares held as pledges or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

    e. A proxy which states that it is irrevocable is irrevocable when it is held by any of the following or a nominee of any of the following: (i) a pledgee; (ii) a person who has purchased or agreed to purchase the shares;
(iii) a creditor or creditors of the Corporation who extend or continue to extend credit to the Corporation in consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit; (iv) a person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contract of employment and states the name of the employee and the period of employment contracted for; and (v) a person designated by or under an agreement as provided in Article XI hereof.

    f. Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated, or the agreement under Article XII hereof has terminated and, in a case provided for in Subsection 10(e)(iii) or Subsection 10(e)(iv) of this Article II, becomes revocable three years after the date of the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this Article II,
Section 10. This subsection 10(f) does not affect the duration of a proxy under Subsection 10(b) of this Article II.

    g. A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificate representing such shares.

    h. If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide a majority of such persons present at the meeting, or if only one is present, then that one may exercise all the powers conferred by the proxy. If the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

    i. If a proxy expressly so provides, any proxy holder may appoint in writing a substitute to act in his place.

    Section 11.  VOTING OF SHARES BY STOCKHOLDERS.

    a. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated in the Bylaws of the corporate stockholder; or, in the absence of any applicable Bylaw, by such person as the Board of Directors of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the Bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of a conflicting designation by the corporate stockholder, the Chairman of the Board, President, any vice president, secretary and treasurer of the corporate stockholder, in that order, shall be presumed to possess authority to vote such shares.

    b. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

    c. Shares standing in the name of a receiver may be voted by such receiver. Shares held by or under the control of a receiver but not standing in the name of such receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

    d. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge.

    e. Shares of the capital stock of the Corporation belonging to the Corporation or held by it in any fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares.

                                  ARTICLE III
                                   DIRECTORS

    Section 1.  BOARD OF DIRECTORS; EXERCISE OF CORPORATE POWERS.

    a. All corporate powers shall be exercised by or under the authority of, and the business affairs of the Corporation shall be managed under, the direction of the Board of Directors except as may be otherwise provided in the Articles of Incorporation. If any such provision is made in the Articles of Incorporation, the powers and duties conferred or imposed upon the Board of Directors shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles of Incorporation.

    b. Directors need not be residents of the state of incorporation unless the Articles of Incorporation so require.

    c. The Board of Directors shall have authority to fix the compensation of Directors unless otherwise provided in the Articles of Incorporation.

    d. A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

    e. In performing his duties, a Director shall be entitled to rely in good faith on records of the Corporation, information, opinions, reports or statements, including financial data, in each case prepared or presented by:
(i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented;
(ii) counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such persons' professional or expert competence; or (iii) a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

    f. A Director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described in Subsection 1(e) of this Article III to be unwarranted.

    g.  A person who performs his duties in compliance with this Article III,
Section 1 shall have no liability by reason of being or having been a Director of the Corporation.

    h. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken consents thereto unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

    Section 2.  NUMBER; ELECTION; CLASSIFICATION OF DIRECTORS; VACANCIES.

    a. The Board of Directors of this Corporation shall consist of not less than three (3) nor more than seven (7) members, unless the number of stockholders is less than three, in which case the Corporation shall have as many directors as there are stockholders. The number of directors shall be fixed by the initial Board of Directors. The number of directors constituting the initial Board of Directors shall be fixed by the Articles of Incorporation. The number of directors may be increased from time to time by the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director.

    b. Each person named in the Articles of Incorporation as a member of the initial Board of Directors, shall hold office until the first annual meeting of stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

    c. At the first annual meeting of stockholders and at each annual meeting thereafter the stockholders shall elect directors to hold office until the next succeeding annual meeting, except in case of the classification of directors as permitted by the Delaware General Corporation Law. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

    d. The stockholders, by amendment to these Bylaws, may provide that the directors be divided into not more than three classes, as nearly equal in number as possible, whose terms of office shall respectively expire at different times, but no such term shall continue longer than four (4) years, and at least one-fifth ( 1/5) in number of the directors shall be elected annually.

    e. If directors are classified and the number of directors is thereafter changed, any increase or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

    f. In the event that a vacancy shall occur on the Board of Directors of the Corporation whether because of death, resignation, removal, an increase in the number of directors or any other reason, such vacancy may be filled by the vote of a majority of the remaining directors of the Corporation even though such remaining directors represent less than a quorum. An increase in the number of directors shall create vacancies for the purpose of this section. A director of the Corporation elected to fill a vacancy shall hold office for the unexpired term of his predecessor, or in the case of an increase in the number of directors, until the election and qualification of directors at the next annual meeting of the stockholders.

    Section 3.  REMOVAL OF DIRECTORS.

    a. At a meeting of stockholders called expressly for that purpose, directors may be removed in the manner provided in this Article III, Section 3. Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

    b. If the Corporation has cumulative voting, if less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a member.

    Section 4.  DIRECTOR QUORUM AND VOTING.

    a. A majority of the number of directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business unless a greater number is required elsewhere in these Bylaws.

    b. A majority of the members of an Executive Committee or other committee shall constitute a quorum for the transaction of business at any meeting of such Executive Committee or other committee.

    c. The act of the majority of the directors present at a Board meeting at which a quorum is present shall be the act of the Board of Directors.

    d. The act of a majority of the members of an Executive Committee present at an Executive Committee meeting at which a quorum is present shall be the act of the Executive Committee.

    e. The act of a majority of the members of any other committee present at a committee meeting at which a quorum is present shall be the act of the committee.

    Section 5.  DIRECTOR CONFLICTS OF INTEREST.

    a. No contract or other transaction between this Corporation and one or more of its directors or officers, or between a this Corporation and any other corporation, partnership, association or other entity in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely because of the relationship or interest or solely because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because his or their votes are counted for such purpose; if:

        (i) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction in good faith by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors, even though the disinterested directors be less than a quorum; or

        (ii) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction in good faith by vote or written consent; or

       (iii) The contract or transaction is fair as to the Corporation at the time authorized, approved or ratified by the Board, a committee, or the stockholders.

    b. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

    Section 6.  EXECUTIVE AND OTHER COMMITTEES; DESIGNATION; AUTHORITY.

    a. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (i) approve or recommend to stockholders actions or proposals required by the Delaware General Corporation Law to be approved by stockholders; (ii) designate candidates for the office of director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the Bylaws; or
(v) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of class of shares, unless the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, has specified a general formula or method by resolution or by adoption of a stock option or other plan, authorized a committee to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, and voting preferential rights, and provisions for other features of a class of shares, or a series of class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State under the Delaware Business Corporation Act.

    b. The Board, by resolution adopted in accordance with Article III, Subsection 6(a) may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee.

    c. Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

    Section 7.  PLACE, TIME, NOTICE, AND CALL OF DIRECTORS' MEETINGS.

    a. Meetings of the Board of Directors, regular or special, may be held either within or without this state.

    b. A regular meeting of the Board of Directors of the Corporation shall be held for the election of officers of the Corporation and for the transaction of such other business as may come before such meeting as promptly as practicable after the annual meeting of the stockholders of this Corporation without the necessity of other notice than this Bylaw. Other regular meetings of the Board of Directors of the Corporation may be held at such times and at such places as the Board of Directors of the Corporation may from time to time resolve without other notice than such resolution. Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board or the President or a majority of the Directors of the Corporation, at such time and at such place as shall be specified in the call thereof. Notice of any special meeting of the Board of Directors must be given at least two (2) days prior thereto, if by written notice delivered personally; or at least five (5) days prior thereto, if mailed; or at least two (2) days prior thereto, if by telegram; or at least two (2) days prior thereto, if by telephone. If such notice is given by mail, such notice shall be deemed to have been delivered when deposited with the United States Postal Service addressed to the business address of such director with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed delivered when the telegram is delivered to the telegraph company. If notice is given by telephone, such notice shall be deemed delivered when the call is completed.

    c. Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

    d. Neither the business to be transacted, nor the purpose of any regular or special meeting of the Board of Directors, need be specified in the notice or waiver of notice of such meeting.

    e. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and the place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

    f. Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

    Section 8.  ACTION BY DIRECTORS WITHOUT A MEETING.

    Any action required by the Delaware General Corporation Law to be taken at a meeting of the directors of the Corporation, or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors, or all of the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

    Section 9.  COMPENSATION.

    The directors and members of the Executive and any other committee of the Board of Directors shall be entitled to such reasonable compensation for their services and on such basis as shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors and members of any committee of the Board of Directors shall be entitled to reimbursement for any reasonable expenses incurred in attending any Board or committee meeting. Any director receiving compensation under this section shall not be prevented from serving the Corporation in any other capacity and shall not be prohibited from receiving reasonable compensation for such other services.

    Section 10.  RESIGNATION.

    Any Director of the Corporation may resign at any time without acceptance by the Corporation. Such resignation shall be in writing and may provide that such resignation shall take effect immediately or on any future date stated in such notice.

                                   ARTICLE IV
                                    OFFICERS

    Section 1.  ELECTION; NUMBER; TERMS OF OFFICE.

    a. The officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by these Bylaws. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

    b. All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

    c. Any two (2) or more offices may be held by the same person except the offices of the President and Secretary.

    d. A failure to elect a Chairman of the Board, President, a Secretary and a Treasurer shall not affect the existence of the Corporation.

    Section 2.  REMOVAL.

    An officer of the Corporation shall hold office until the election and qualification of his successor; however, any officer of the Corporation may be removed from office by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer shall not of itself create any contract right to employment or compensation.

    Section 3.  VACANCIES.

    Any vacancy in any office from any cause may be filled for the unexpired portion of the term of such office by the Board of Directors.

    Section 4.  POWERS AND DUTIES.

    a. The Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required or unless the Board of Directors shall rule otherwise, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors. Unless a Chairman of the Board is specifically elected, the President shall be deemed to be the Chairman of the Board.

    b. The President shall be the Chief Operating Officer of the Corporation. He shall be responsible for the general day-to-day supervision of the business and affairs of the Corporation. He shall sign or countersign all certificates, contracts or other instruments of the Corporation as authorized by the Board of Directors. He may, but need not, be a member of the Board of Directors. In the office of the Chairman of the Board, the President shall be the Chief Executive Officer of the Corporation and shall preside at all meetings of the stockholders and the Board of Directors. He shall make reports to the Board of Directors and stockholders. He shall perform such other duties as are incident to his office or are properly required of him by the Board of Directors. The Board of Directors will at all times retain the power to expressly delegate the duties of the President to any other officer of the Corporation.

    c. The Vice-President(s), if any, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence, disability, death, or refusal to act of the President. During the time that any Vice-President is properly exercising the functions of the President, such Vice-President shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall have such other duties as are assigned to him from time to time by the Board of Directors or by the President of the Corporation.

    d. The Secretary of the Corporation shall keep the minutes of the meetings of the stockholders of the Corporation and the minutes of the meetings of the Board of Directors of the Corporation. The Secretary shall be the custodian of the minute books of the Corporation and such other books and records of the Corporation as the Board of Directors of the Corporation may direct. The Secretary shall make or cause to be made all proper entries in all corporate books that the Board of Directors of the Corporation may direct. The Secretary shall have the general responsibility for maintaining the stock transfer books of the Corporation, or of supervising the maintenance of the stock transfer books of the Corporation by the transfer agent, if any, of the Corporation. The Secretary shall be the custodian of the corporate seal of the Corporation and shall affix the corporate seal of the Corporation on contracts and other instruments as the Board of Directors of the Corporation may direct. The Secretary shall perform such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

    e. The Treasurer of the Corporation shall have custody of all funds and securities owned by the Corporation. The Treasurer shall cause to be entered regularly in the proper books of account of the Corporation full and accurate accounts of the receipts and disbursements of the Corporation. The Treasurer of the Corporation shall render a statement of cash, financial and other accounts of the Corporation whenever he is directed to render such a statement by the Board of Directors or by the President of the Corporation. The Treasurer shall at all reasonable times make available the Corporation's books and financial accounts to any Director of the Corporation during normal business hours. The Treasure shall perform all other acts incident to the office of the Treasurer of the Corporation, and he shall have such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

    f. Other subordinate or assistant officers appointed by the Board of Directors or by the President, if such authority is delegated to him by the Board of Directors, shall exercise such powers to perform such duties as may be delegated to them by the Board of Directors or by the President, as the case may be.

    g. In case of the absence or disability of any officer of the Corporation and of any person authorized to act in his place during such period of absence or disability, the Board of Directors may, from time to time, delegate the powers and duties of such officer to any other officer or any director or other person whom it may select.

    Section 5.  SALARIES.

    The salaries of all Officers of the Corporation shall be fixed by the Board of Directors. No Officer shall be ineligible to receive such salary by reason of the fact that he is also a Director of the Corporation and receiving compensation therefor.

                                   ARTICLE V
                        LOANS TO EMPLOYEES AND OFFICERS;
               GUARANTY OF OBLIGATIONS OF EMPLOYEES AND OFFICERS

    This Corporation may lend money to, guarantee any obligation of, or otherwise assist any Officer or other employee of the Corporation or of a subsidiary, including any officer or employee who is a Director of the Corporation or of a subsidiary, whenever, in the judgement of the Directors, such a loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Article shall be deemed to deny, limit or restrict the powers of guaranty or warranty of this Corporation at common law or under any statute.

                                   ARTICLE VI
                  STOCK CERTIFICATES; VOTING TRUSTS; TRANSFERS

    Section 1.  CERTIFICATES REPRESENTING SHARES.

    a. Every holder of shares in this Corporation shall be entitled to one or more certificates, representing all shares to which he is entitled and such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President or Vice President or the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of the transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be used by the Corporation with the same effect as if he were such officer at the date of its issuance.

    b.  Each certificate representing shares shall state upon the face thereof:
(i) the name of the Corporation; (ii) that the Corporation is organized under the laws of this state; (iii) the name of the person or persons to whom issued;
(iv) the number and class of shares, and the designation of the series, if any, which such certificate represents; and (v) the par value of each share represented by such certificate, or a statement that the shares are without par value.

    c. No certificate shall be issued for any shares until such shares are fully paid.

    Section 2.  TRANSFER BOOK.

    The Corporation shall keep at its registered office or principal place of business or in the office of its transfer agent or registrar, a book (or books where more than one kind, class, or series of stock is outstanding) to be known as the Stock Book, containing the names, alphabetically arranged, addresses and Social Security numbers of every stockholder, and the number of shares of each kind, class or series of stock held of record. Where the Stock Book is kept in the office of the transfer agent, the Corporation shall keep at its office in the State of Delaware copies of the stock lists prepared from said Stock Book and sent to it from time to time by said transfer agent. The Stock Book or stock lists shall show the current status of the ownership of shares of the Corporation; PROVIDED, if the transfer agent of the Corporation be located elsewhere, a reasonable time shall be allowed for transit or mail.

    Section 3.  TRANSFER OF SHARES.

    a. The names and address(es) of the person(s) to whom shares of stock of this Corporation are issued, shall be entered on the Stock Books of the Corporation, with the number of shares and date of issuance.

    b. Transfer of shares of the Corporation shall be made on the Stock Transfer Books of the Corporation by the Secretary or the transfer agent only when the holder of record thereof, or the legal representative of such holder of record, or the attorney-in-fact of such holder of record, authorized by power of attorney duly executed and filed with the Secretary or transfer agent of the Corporation, shall surrender the Certificate representing such shares for cancellation. Lost, destroyed or stolen Stock Certificates shall be replaced pursuant to Section 5 of this Article VI.

    c. The person or persons in whose names shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner of such shares for all purposes, except as otherwise provided pursuant to Sections 10 and 11 of
Article II, or Section 4 of this Article VI.

    Section 4.  VOTING TRUSTS.

    a. Any number of stockholders of the Corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by:
(i) entering into a written voting trust; (ii) depositing a counterpart of the agreement with the Corporation at its registered office; and (iii) transferring their shares to such trustee or trustees for the purposes of this Agreement. Prior to the recording of the Agreement, the stockholder concerned shall tender the stock certificate(s) described therein to the corporate secretary who shall note on each certificate:

       "This Certificate is subject to the provisions of a voting trust
       agreement dated             , recorded in Minute Book             , of
       the Corporation.

                       ____________________________________
                                         Secretary"

    b. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the stockholders who transfer their shares in trust. Such trustee or trustees shall keep a record of the holders of the voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

    c. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the stockholders who transfer their share in trust. Such trustee or trustees shall keep a record of the holders of the voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

    d. The counterpart of the voting trust agreement and the copy of such record so deposited with the Corporation shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and such counterpart and such copy of such record shall be subject to examination by any holder of record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

    e. At any time before the expiration of a voting trust agreement as originally fixed or as extended one or more times under this Article VI, Subsection 4(d), one or more holders of the voting trust certificates may, by agreement in writing, extend the duration of such voting trust agreement, nominating the same or substitute trustee or trustees, for an additional period not exceeding ten (10) years. Such extension agreement shall not affect the rights or obligations of persons not parties to the agreement, and such persons shall be entitled to remove their shares from the trust and promptly to have their stock certificates reissued upon the expiration date of the original term of the voting trust agreement. The extension agreement shall in every respect comply with and be subject to all the provisions of this Article VI, Section 4 applicable to the original voting trust agreement except that the ten (10) year maximum period of duration shall commence on the date of adoption of the extension agreement.

    f. The trustees under the terms of the agreements entered into under the provisions of this Article VI, Section 4 shall not acquire the legal title to the shares but shall be vested only with the legal right and title to the voting power which is incident to the ownership of the shares.

    Section 5.  LOST, DESTROYED, OR STOLEN CERTIFICATES.

    No certificate representing shares of the stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of such loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the fair market value of the shares represented by the Certificate) and with such terms and with such surety as the Board of Directors may, in its discretion, require.

                                  ARTICLE VII
                               BOOKS AND RECORDS

    a. The Corporation shall keep correct and complete books and records of accounts and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

    b. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

    c. Any person who shall, prior to his demand, have been a holder of record of outstanding shares of any class or series of the Corporation, shall have the right to examine, upon written demand stating the purpose thereof, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, upon its relevant books and records of account, minutes and record of stockholders and to make extracts therefrom.

    d.  No stockholder who has sold or offered for sale within the past two
(2) years any list of stockholders or of holders of voting trust certificates for shares of this Corporation or any other Corporation; has aided or abetted any person in procuring any list of stockholders or of holders of voting trust certificates for any such purpose; or has improperly used any information secured through any prior examination of the books and records of account, minutes, or record of stockholders or of holders voting trust certificates for shares of the Corporation or any other Corporation; shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article VII. No stockholder who does not act in good faith or for a proper purpose in making his demand shall not be entitled to examine the documents and records of the Corporation as provided in Section (c) of this Article VII.

    e. Unless modified by resolution of the stockholders, this Corporation shall prepare not later than four (4) months after the close of each fiscal year:

        (i) A balance sheet showing in reasonable detail the financial conditions of the Corporation as of the date of its fiscal year.

        (ii) A profit and loss statement showing the results of its operation during its fiscal year.

    f. Upon the written request of any stockholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such stockholder or holder of voting trust certificates a copy of its most recent balance sheet and profit and loss statement.

    g. Such balance sheets and profit and loss statements shall be filed and kept for at least five (5) years in the registered office of the Corporation in this state and shall be subject to inspection during business hours by any stockholder or holder of voting trust certificates.

                                  ARTICLE VIII
                                   DIVIDENDS

    The Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent subject to the following provisions:

        a. Dividends in cash or property may be declared and paid, except as otherwise provided in Article VIII, only out of the unreserved and unrestricted earned surplus of the Corporation or out of the capital surplus, however arising, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid for such capital surplus shall be disclosed to the stockholders receiving the same concurrently with the distribution.

        b. Dividends may be declared and paid in the Corporation's treasury shares.

        c. Dividends may be declared and paid in the Corporation's authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

           (i) If a dividend is payable in the Corporation's own shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

           (ii) If a dividend is payable in the Corporation's own shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the stockholders receiving such dividend concurrently with the payment thereof.

        d. No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or such payment is authorized by the affirmative vote or written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

        e. A split up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a stock dividend within the meaning of this Article VIII.

                                   ARTICLE IX
                                INDEMNIFICATION

    Section 1.  ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.

    The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, investigative or administrative (other than an action or suit brought by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding--whether by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent--shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

    Section 2.  ACTION, ETC. BY OR IN THE RIGHT OF THE CORPORATION.

    The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that the person is or was an Agent (as defined above), against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 3.  DETERMINATION OF RIGHT OF INDEMNIFICATION.

    Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

    Section 4.  INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY.

    Notwithstanding the other provisions of this Article, to the extent that a present or former director or officer of the Corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

    Section 5.  ADVANCES OF EXPENSES.

    Except as limited by Section 6 of this Article, costs, charges and expenses (including attorneys' fees) incurred in any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors or if a majority vote of a quorum of disinterested directors cannot be obtained, then by independent legal counsel in a written opinion, that, based upon the facts known to the Board or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe such person's conduct was unlawful. In no event shall any advance be made in instances where the Board or independent legal counsel reasonably determines that such person deliberately breached their duty to the Corporation or its stockholders.

    Section 6. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.

    Any indemnification under Sections 1, 2 and 4 or advance under Section 5 of this Article shall be made promptly, and in any event within ninety (90) days, upon the written request of the Agent unless, with respect to applications under Sections 1, 2 or 5, a determination is made that indemnification of the Agent is proper in circumstances because the person has met the applicable standard of conduct set forth in sections 1, 2, 4 and 5 of this section. Such determination shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or
(d) by the shareholders. The right to indemnification or advances as granted by this Article shall be enforceable by the Agent in any court of competent jurisdiction, if the Board or independent counsel denies the claim in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

    Section 7.  CONTRIBUTION.

    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an indemnitee in whole or part, the Corporation shall, in such an event, after taking into account, among other things, contributions by other directors and officers of the Corporation pursuant to indemnification agreements or otherwise, and, in the absence of personal enrichment, acts of intentional fraud or dishonesty or criminal conduct on the part of the Agent, contribute to the payment of Agent's losses to the extent that, after other contributions are taken into account, such losses exceed: (i) in the case of a director of the Corporation or any of its subsidiaries who is not an officer of the Corporation or any of such subsidiaries, the amount of fees paid to him for serving as a director during the 12 months preceding the commencement of the suit, proceeding or investigation; or (ii) in the case of a director of the Corporation or any of its subsidiaries who is also an officer of the Corporation or any of such subsidiaries, the amount set forth in clause (i) plus 5% of the aggregate cash compensation paid to said director for service in such office(s) during the 12 months preceding the commencement of the suit, proceeding or investigation; or (iii) in the case of an officer of the Corporation of any of its subsidiaries, 5% of the aggregate cash compensation paid to such officer of service in such office(s) during the 12 months preceding the commencement of such suit, proceeding or investigation.

    Section 8.  OTHER RIGHTS AND REMEDIES.

    The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, Bylaw, or charter provision, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the general corporation law and other applicable law, if any are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    Section 9.  INSURANCE.

    Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

    Section 10.  CONSTITUENT CORPORATION.

    For the purposes of this Article, references to the "Corporation" include any constituent corporation absorbed in a consolidation or merger, as well as any constituent of a constituent or the resulting or surviving corporation, if its separate existence had continued, would have had power and authority to indemnify its Agent, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or who was serving at the request of such constituent corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

    Section 11.  OTHER ENTERPRISES, FINES AND SERVING AT CORPORATION'S REQUEST.

    For purposes of this Article, references to "other enterprise" in Sections 1 and 10 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

    Section 12.  SAVINGS CLAUSE.

    If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                                   ARTICLE X
                              AMENDMENT OF BYLAWS

    a. The Board of Directors shall have the power to amend, alter, or repeal these Bylaws, and to adopt new Bylaws, from time to time.

    b. The stockholders of the Corporation may, at any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation called for the purpose of amending these Bylaws, amend, alter, or repeal these Bylaws, and adopt new Bylaws, from time to time.

    c. The Board of Directors shall not have the authority to adopt or amend any Bylaw if such new Bylaw of such amendment would be inconsistent with any Bylaw previously adopted by the stockholders of the Corporation. The stockholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, amended or repealed by the Board of Directors.

                                   ARTICLE XI
                             STOCKHOLDER AGREEMENTS

    Unless the shares of this Corporation are listed on a national securities exchange or are regularly quoted by licensed securities dealers and brokers, all the stockholders of this Corporation may enter into agreements relating to any phase of business and affairs of the Corporation and which may provide for, among other things, the election of directors of the Corporation in a manner determined without reference to the number of shares of capital stock of the Corporation owned by his stockholders, the determination of management policy, and division of profits. Such agreement may restrict the discretion of the Board of Directors and its management of the business of the Corporation or may treat the Corporation as if it were a partnership or may arrange the relationships of the stockholders in a manner that would be appropriate only among partners. In the event such agreement shall be inconsistent in whole or in part with the Articles of Incorporation and/or Bylaws of the Corporation, the terms of such agreement shall govern. Such agreement shall be binding upon any transferee of shares of this corporation provided such transferee has actual notice thereof or a legend referring to such agreement is noted on the face or back of the certificate or certificates representing the shares transferred to such transferee.

                                  ARTICLE XII
                                  FISCAL YEAR

    The fiscal year of this Corporation shall be determined by the Board of Directors.

                                                                       EXHIBIT D

              ARTICLE 113 OF THE COLARADO BUSINESS CORPORATION LAW
                                     PART 1
                               DISSENTERS' RIGHTS
                      RIGHT OF DISSENT--PAYMENT FOR SHARES

    7-113-101 DEFINITIONS.--For purposes of this article:

        (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

        (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

        (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

        (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

        (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

        (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

    7-113-102 RIGHT TO DISSENT.--(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

        (a) Consummation of a plan of merger to which the corporation is a party if:

           (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

          (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

        (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

        (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

        (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

    (1.3)A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than two thousand shareholders, at the time of:

        (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

        (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to (the corporate action; or

        (c) The effective date of tire corporate action if the corporate action is authorized other than by a vote of shareholders.

    (1.8)The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

        (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

        (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either with be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than two thousand shareholders;

        (c) Cash in lieu of fractional shares; or

        (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

    (2)

    (2.5)A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

    (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

    (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

    7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

        (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

        (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2
                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

    7-113-201 NOTICE OP DISSENTERS' RIGHTS.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
(2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

    7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

        (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

        (b) Not vote the shares in favor of the proposed corporate action.

    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

    (3) A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

    7-113-203 DISSENTERS' NOTICE.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

    (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

        (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

        (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

        (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

        (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

        (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection
    (1) of this section is given;

        (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

        (g) Be accompanied by a copy of this article.

    7-113-204 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

        (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

        (b) Deposit the shareholder's certificates for certificated shares.

    (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

    (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

    (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

    7-113-205 UNCERTIFICATED SHARES.--(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

    (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

    7-113-206 PAYMENT.--(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

        (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

        (b) A statement of the corporation's estimate of the fair value of the shares;

        (c) An explanation of how the interest was calculated;

        (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

        (e) A copy of this article.

    7-113-207 FAILURE TO TAKE ACTION.--(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) 1f the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

    7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

    (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

    7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.--(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

        (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

        (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

        (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

    (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES

    7-113-301 COURT ACTION.--(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

    (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

    (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding commenced under subsection
(2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302 COURT COSTS AND COUNSEL FEES.--(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

        (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

        (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                  ON2.COM INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Daniel B. Miller and Barry M. Shereck, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2.com Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 17, 2000 or any adjournments thereof.

1.       ELECTION OF DIRECTORS:              [ ]   FOR all nominees listed (except as indicated to the
                                                   contrary below)
                                             [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below

   Daniel B. Miller  David S. Silver  Jack L. Rivkin  Ajmal Khan  Stephen A.
                             Klein  Strauss Zelnick

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE 1999 AMENDED AND RESTATED INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN applicable to key employees, directors and other providers of goods and services:

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. PROPOSAL TO APPROVE THE REINCORPORATION PROPOSAL, INCLUDING THE AGREEMENT AND PLAN OF MERGER:

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000:

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

                                          Dated __________________________, 2000

                                          --------------------------------------

                                          PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                          LEFT. WHEN SIGNING AS ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                          GUARDIAN, ETC., GIVE FULL TITLE AS
                                          SUCH.

                                          Please mark, sign, date and return the
                                          proxy card using the enclosed
                                          envelope.